                                                      AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 1

                                                                   (4/8/96 NPPA)

                       NETWORK PRODUCTS PURCHASE AGREEMENT

                               NUMBER MC-10/96-DM

Northern Telecom Inc., a Delaware corporation having offices at 2350 Lakeside Blvd., Richardson, Texas 75083 ("Nortel") and MIDCOM Communications Inc., a state of Washington corporation, having its principal offices and place of business at MIDCOM Tower, Suite 1600, 1111 Third Avenue, Seattle Washington 98101 ("Buyer") agree as follows:

1.      SCOPE

        1.1 Certain terms used in this Agreement shall be defined as set forth in Exhibit A.

        1.2 The terms and conditions of this Agreement shall apply to the purchase by Buyer and the sale by Nortel of Equipment and Services and the licensing of Software furnished in connection with such Equipment. The terms and conditions contained in a Product Attachment shall modify and/or supplement the other terms and conditions of this Agreement, only with respect to the Product Line and Services described in the Product Attachment.

        1.3 All Products and Services obtained by Buyer pursuant to this Agreement shall be obtained by Buyer solely for initial use by Buyer in its internal business to provide services available through its networks, and not as stock in trade or inventory which is intended for resale by Buyer to any third party as new and unused material. All such Products shall be installed in the United States.

2.      TERM

        2.1 This Agreement shall be in effect during the period that any Product Attachment is in effect. Each Product Attachment shall be in effect during its Product Attachment Term. This Agreement or any part thereof may be terminated in accordance with the express provisions of this Agreement concerning termination or by written agreement of the parties.

        2.2 The termination of this Agreement or any part thereof shall not affect the obligations of either party thereunder which have not been fully performed with respect to any accepted Order, unless such Order is expressly terminated in accordance with this Agreement or by written agreement of the parties.




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                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 2

3.      ORDERING

        All purchases pursuant to this Agreement shall be made by means of Orders issued from time to time by Buyer, and executed by a Vice President of Buyer, and accepted by Nortel in writing within fifteen
        (15) days. Otherwise, any such Order shall be deemed to be void. All Orders shall reference this Agreement and the applicable Product Attachment and shall be governed solely by the terms and conditions set forth herein as modified and/or supplemented pursuant to Section 1.2 by the terms and conditions of any applicable Product Attachments.

4.      PRICES

        4.1 The prices, charges, and fees applicable to Orders shall be set forth in the appropriate Product Attachments and may be revised in accordance with the provisions stated therein. Buyer shall pay transportation charges, including insurance, in accordance with the applicable Product Attachment.

        4.2 Until the total of all prices, charges and fees for Products and related Services furnished hereunder shall have been paid to Nortel, Buyer shall cooperate with Nortel in perfecting Nortel's purchase money security interest in such Products and Buyer shall promptly execute all documents and take all actions required by Nortel in connection therewith. Buyer shall not sell, lease or otherwise transfer such Products or any portion thereof or allow any liens or encumbrances to attach to such Products or any portion thereof prior to payment in full to Nortel of the total of all such prices, charges, and fees.

5.      TERMS OF PAYMENT

        5.1 The amounts payable for Products and/or Services shall be invoiced by Nortel to Buyer in accordance with the applicable Product Attachments. All amounts payable and properly invoiced pursuant to this Agreement shall be paid by Buyer to Nortel within thirty (30) days from the date of Nortel's invoice in accordance with the payment instructions contained in such invoice.

        5.2 Overdue payments, excluding those which are the subject of a good faith dispute, shall be subject to interest charges, calculated daily commencing on the 31st day after the date of the invoice, at one percent (1%) per month or such lesser rate as may be the maximum permissible rate under applicable law.



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                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 3

6.      TAXES

        Buyer shall at Nortel's appropriate direction promptly reimburse Nortel, file an appropriate exemption certificate or notice of exemption, or pay directly to the applicable government or taxing authority all taxes and charges arising hereunder, including, without limitation, penalties and interest resulting from the actions or failure to act by Buyer, except for taxes computed upon the net income of Nortel. The provisions of this
        Section 6 shall survive any termination of this Agreement.

7.      RISK OF LOSS, TITLE

        7.1 Risk of loss or damage to Products shall pass to Buyer upon delivery to the loading dock at the installation site or other delivery location specified by Buyer in its Order, and Buyer shall keep such Products fully insured for the total amount then due Nortel for such Products.

        7.2 Good title to Equipment furnished hereunder which shall be free and clear of all liens and encumbrances shall vest in Buyer upon full payment by Buyer of the total prices, charges and fees payable by Buyer for such Equipment and any related Software or Services furnished by Nortel in connection with such Equipment.

        7.3 Buyer shall receive a license to use Software subject to the terms set forth in Exhibit B.

8.      TESTING, TURNOVER AND ACCEPTANCE

        8.1 If Nortel installs any Products furnished hereunder, the rights and obligations of the parties with respect to testing, turnover and acceptance of such Products shall be as set forth in the applicable Product Attachment.

        8.2 If Nortel does not install Products furnished hereunder, Nortel shall prior to delivery of the Products perform such factory tests as Nortel determines to be appropriate in order to confirm that such Products shall be in accordance with the applicable Specifications. Buyer shall be deemed to have accepted the Products upon completion of such tests.

        8.3 In the event that Buyer places Products into revenue-generating service, such Products shall be deemed to have been accepted by Buyer without limitation or restriction.


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                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 4

9.      DISCLAIMERS OF WARRANTIES AND REMEDIES

        THE WARRANTIES AND REMEDIES SET FORTH IN EXHIBIT D AND IN ANY PRODUCT ATTACHMENT CONSTITUTE THE ONLY WARRANTIES OF NORTEL WITH RESPECT TO THE PRODUCTS AND SERVICES AND BUYER'S EXCLUSIVE REMEDIES IN THE EVENT SUCH WARRANTIES ARE BREACHED. THEY ARE IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NORTEL SHALL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER, BEFORE OR AFTER THE PLACING OF ANY PRODUCT INTO SERVICE.

10.     LIABILITY FOR PERSONAL INJURY, PROPERTY DAMAGE AND PATENT INFRINGEMENT

        10.1 A party hereto shall defend the other party against any suit, claim, or proceeding brought against the other party for direct damages due to personal injuries (including death) or damage to tangible property which allegedly result from the negligence or willful misconduct of the defending party in the performance of this Agreement. The defending party shall pay all litigation costs, reasonable attorney's fees, settlement payments and such direct damages awarded or resulting from any such suit, claim or proceeding.

        10.2 Nortel shall defend Buyer against any suit, claim or proceeding brought against Buyer alleging that any Products, excluding Vendor Items, furnished hereunder infringe any United States patent. Nortel shall pay all litigation costs, reasonable attorney's fees, settlement payments and any damages awarded or resulting from any such suit, claim or proceeding. With respect to Vendor Items, Nortel shall assign any rights with respect to infringement of U.S. patents granted to Nortel by the supplier of such Vendor Items to the extent of Nortel's right to do so.

        10.3 The party entitled to defense pursuant to Section 10.1 or 10.2 shall promptly advise the party required to provide such defense of the applicable suit, claim, or proceeding and shall cooperate with such party in the defense or settlement thereof. The party required to provide such defense shall have sole control of the defense of the applicable suit, claim, or proceeding and of all negotiations for its settlement or compromise.

        10.4 If an injunction is obtained against Buyer's use of any Products as a result of any suit, claim, or proceeding described in
                Section 10.2, Nortel shall at Nortel's option either:



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                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 5

                10.4.1 promptly procure for Buyer the right to continue using the portions of the Products enjoined from use; or

                10.4.2 promptly replace or modify the same with equivalent or better Products so that Buyer's use is not subject to any such injunction.

        10.5 If Nortel cannot perform under Section 10.4.1 or 10-4.2, Buyer shall have the right to return the infringing Products to Nortel upon written notice to Nortel, and in the event of such return, neither party shall have any further liabilities or obligations under this Agreement on account of such infringement or return, except Nortel shall refund the full price of the Products ordered during the period defined as twenty-four (24) months from the in service date of the Products and thereafter the depreciated value of such Products carried on Buyer's books at the time of such return, less any outstanding monies due Nortel hereunder.

        10.6 The obligations of Nortel hereunder with respect to any suit, claim, or proceeding described in Section 10.2 shall not apply with respect to Products which are (a) manufactured or supplied by Nortel in accordance with any design or any special instruction furnished by Buyer, (b) used by Buyer in a manner or for a purpose not contemplated by this Agreement, (c) located by Buyer outside the United States, or (d) used by Buyer in combination with other products not provided by Nortel, including, without limitation, any software developed solely by Buyer through the permitted use of Products furnished hereunder, provided the infringement arises from such combination or the use thereof. Buyer shall indemnify and hold Nortel harmless against any loss, cost, expense, damage, settlement or other liability, including, but not limited to, attorneys' fees, which may be incurred by Nortel with respect to any suit, claim, or proceeding described in this Section 10.6.

        10.7 Notwithstanding the above, Nortel shall have no obligation or liability with regard to any patent infringement suit, claim, or proceeding that may be made or brought against Buyer (i) alleging that method of use claims in such patent are infringed by any service offering and/or by any use by Buyer of Products furnished hereunder to make such service offering available or
                (ii) resulting in a settlement payment, or award of damages, or accounting of profits, where such settlement, award, or accounting is based on the revenues or profits earned or other value obtained by Buyer from its use of such Products and/or is based on the lost revenues or profits of third parties arising from Buyer's use of such Products.

        10.8 If Nortel determines that any Products are or may become the subject of a suit, claim, or proceeding as described in Section 10.7, Nortel may provide Buyer with notice to that effect. Nortel shall have no liability to Buyer pursuant to Section 10.22, 10.4, or 10.5 with respect to Buyer's use of such



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                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 6

                Products which occurs subsequent to such notice. In addition to its obligations pursuant to Section 10.3, if Buyer becomes aware that any Products may become the subject of any such suit, claim, or proceeding before receiving any such notice from Nortel, Buyer shall provide Nortel with notice to that effect.

        10.9 After receipt of notice from Nortel pursuant to Section 10.8, Buyer shall have the option to return to Nortel the applicable Products identified in such notice and Nortel shall refund the depreciated value (as carried on the books of Buyer) of the returned Products to Buyer as more fully set forth in Section 10-5.

        10.10 The provisions of Sections 10.2 through 10.9 state the entire liability of Nortel and its suppliers and the exclusive remedy of Buyer with respect to any suits, claims, or proceedings of the nature described in Section 10.2.

        10.11 Each party's respective obligations pursuant to this Section shall survive any termination of this Agreement.

11.     REMEDIES AND LIMITATION OF LIABILITY

        11.1 Nortel shall have the right to suspend its performance by written notice to Buyer and forthwith remove and take possession of all Products that shall have been delivered to Buyer, if, prior to payment to Nortel of any amounts due pursuant to this Agreement with respect to such Products, Buyer shall (a) become insolvent or bankrupt or cease, be unable, or admit in writing its inability, to pay all debts as they mature, or make a general assignment for the benefit of, or enter into any arrangement with, creditors, (b) authorize, apply for, or consent to the appointment of, a receiver, trustee, or liquidator of all or a substantial part of its assets or have proceedings seeking such appointment commenced against it which are not terminated within ninety (90) days of such commencement, or (c) file a voluntary petition under any bankruptcy or insolvency law or under the reorganization or arrangement provisions of the United States Bankruptcy Code or any similar law of any jurisdiction or have proceedings under any such law instituted against it which are not terminated within ninety
                (90) days of such commencement.

        11.2 In the event of any material breach of this Agreement which shall continue for thirty (30) or more days after written notice of such breach (including a reasonably detailed statement of the nature of such breach) shall have been given to the breaching party by the aggrieved party, the aggrieved party shall be entitled at its option to avail itself of any and all remedies available at law or equity, except as otherwise provided in this Agreement.




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                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 7

        11.3 Nothing contained in Section 11.2 or elsewhere in this Agreement shall make either party liable for any incidental, indirect, consequential or special damages of any nature whatsoever for any breach of this Agreement whether the claims for such damages arise in tort, contract, or otherwise, or shall increase the liability of the breaching party under this Agreement, including all Exhibits thereto, beyond that prescribed therein except that the foregoing shall not operate to limit Buyer's liability for a breach by it of its obligation under the Software License in Exhibit B.

        11.4 Any action for breach of this Agreement or to enforce any right hereunder shall be commenced within two (2) years after the cause of action accrues or it shall be deemed waived and barred.

        11.5 The limitations on either party's liability and other obligations set forth in Sections 9, 10, and 11 shall survive any termination of this Agreement.

12.     FORCE MAJEURE

        If the performance by a party of any of its obligations under this Agreement shall be interfered with by reason of any circumstances beyond the reasonable control of that party, including without limitation, unavailability of supplies or sources of energy, power failure, breakdown of machinery, or labor difficulties, including without limitation, strikes, slowdowns, picketing or boycotts, then that party shall be excused from such performance for a period equal to the delay resulting from the applicable circumstances and such additional period as may be reasonably necessary to allow that party to resume its performance. With respect to labor difficulties as described above, a party shall not be obligated to accede to any demands being made by employees or other personnel.

13.     CONFIDENTIAL INFORMATION

        13.1 Each party which receives the other party's Confidential Information shall use reasonable care to hold such Confidential Information in confidence and not disclose such Confidential Information to anyone other than to its employees and employees of its affiliates with a need to know. A party that receives the other party's Confidential Information shall not reproduce such Confidential Information, except to the extent reasonably required for the performance of its obligations pursuant to this Agreement and in connection with any permitted use of such Confidential Information.

        13.2 Buyer shall take reasonable care to use Nortel's Confidential Information only for study, operating, or maintenance purposes in connection with Buyer's use of Products furnished by Nortel pursuant to this Agreement.




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                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 8

        13.3 Nortel shall take reasonable care to use Buyer's Confidential Information only to perform Nortel's obligations to provide Products and/or Services to Buyer, provided Nortel may use any of Buyer's Confidential Information for the development, manufacture, marketing and maintenance of new products and/or services and/or changes or modifications to the existing Products and/or Services, which Nortel may, in either case, provide to third parties without restriction.

        13.4 The obligations of either party pursuant to this Section 13 shall not extend to any Confidential Information which recipient can demonstrate through written documentation was already known to the recipient prior to its disclosure to the recipient, was known or generally available to the public at the time of disclosure to the recipient, becomes known or generally available to the public (other than by act of the recipient) subsequent to its disclosure to the recipient, is disclosed or made available in writing to the recipient by a third party having a bona fide right to do so, or is required to be disclosed by process of law, provided that the recipient shall notify the disclosing party promptly upon any request or demand for such disclosure.

        13.5 The parties' obligations pursuant to this Section 13 shall survive any termination of this Agreement for a period of twelve
                (12) months.

14.     BUYER'S RESPONSIBILITIES

        14.1 All sites at which the Products shall be delivered or installed shall be prepared by Buyer in accordance with Nortel's standards, communicated to Buyer, including, without limitation, environmental requirements.

        14.2 Buyer shall provide Nortel-designated personnel reasonable access to the Products during the times deemed reasonably necessary by Nortel to install, maintain and service the Products in accordance with Nortel's obligations. Nortel personnel shall comply with Buyer's reasonable site and security regulations, provided Nortel receives written notice of any such regulations reasonably in advance of the arrival of Nortel's personnel at the site.

        14.3 Buyer shall provide reasonable working space and facilities, including heat, light, ventilation, telephones, electrical current, trash removal and other necessary utilities for use by Nortel-designated maintenance personnel, and adequate secure storage space, if required by Nortel, for Products and materials, provided Nortel gives written notice of the identity of its designated maintenance personnel. Buyer shall also provide adequate security for the Products while on Buyer's site.




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                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 9

        14.4 Buyer shall obtain all necessary governmental permits applicable to Buyer in connection with the installation, operation, and maintenance of Products furnished hereunder, excluding any applicable permits required in the normal course of Nortel's doing business.

        14.5 Upon written request by Nortel, information which Nortel reasonably requests from Buyer and which is necessary for Nortel to properly install or maintain the Products shall be provided by Buyer to Nortel in a timely fashion and in a form reasonably specified by Nortel.

15.     HAZARDOUS MATERIALS

        15.1 Prior to issuing any Order for Services to be performed at Buyer's facilities, Buyer shall identify and notify Nortel in writing of the existence of all Hazardous Materials which Nortel may encounter during the performance of such Services, including, without limitation, any Hazardous Materials contained within any equipment to be removed by Nortel.

        15.2 If Buyer breaches its obligations pursuant to Section 15.1, (a) Nortel may discontinue the performance of the appropriate Services until all the applicable Hazardous Materials have been removed or abated to Nortel's satisfaction by Buyer at Buyer's sole expense, and (b) Buyer shall defend, indemnify and hold Nortel harmless from any and all damages, claims, losses, liabilities and expenses, including, without limitation, attorneys' fees, which arise out of Buyer's breach of such obligations. Buyer's obligations pursuant to this Section 15.2 shall survive any termination of this Agreement.

16.     SUBCONTRACTING

        Nortel may subcontract any of its obligations under this Agreement, but no such subcontract shall relieve Nortel of primary responsibility for performance of its obligations.

17.     REGULATORY COMPLIANCE

        In the event of any change in the Specifications or Nortel's manufacturing or delivery processes for any Products as a result of the imposition of requirements by any government, Nortel may upon notice to Buyer, increase its prices, charges and fees to cover the added costs and expenses directly and indirectly incurred by Nortel as a result of such change.




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                                                       AGREEMENT NO. MC-10/96-DM
                                                                         PAGE 10

18.     GENERAL

        18.1 If any of the provisions of this Agreement shall be invalid or unenforceable under applicable law and a party deems such provisions to be material, that party may terminate this Agreement upon notice to the other party. Otherwise, such invalidity or unenforceability of any nonmaterial provision shall not invalidate or render this Agreement unenforceable, but this Agreement shall be construed as if not containing the particular invalid or unenforceable provision and the rights and obligations of the parties shall be construed and enforced accordingly.

        18.2 A party shall not release without the prior written approval of the other party any advertising or other publicity relating to this Agreement wherein such other party may reasonably be identified. In addition each party shall take reasonable precautions to keep the existence and the contents of this Agreement confidential so long as this Agreement remains in effect and for a period of one (1) year thereafter, except as may be reasonably required to enforce this Agreement or by law.

        18.3 The construction, interpretation and performance of this Agreement shall be governed by the laws of the State of North Carolina, except for its rules with respect to the conflict of laws.

        18.4 Except as set forth in Section 16 hereof, neither party may assign or transfer this Agreement or any of its rights hereunder without the prior written consent of the other party, such consent not to be unreasonably withheld.

        18.5 Notices and other communications shall be transmitted in writing by certified United States Mail, postage prepaid, return receipt requested, by guaranteed overnight delivery, or by facsimile addressed to the parties as follows:

                To Buyer:    MIDCOM Communications Inc.
                             MIDCOM Tower, Suite 1600
                             1111 Third Avenue
                             Seattle, Washington 98101
                             Attention:       VPA Network
                                              with copy to Law Dept., attention
                                              General Counsel
                             Facsimile:       (206) 628-8295

                To Nortel:   Northern Telecom Inc.
                             350 Lakeside Blvd., Suite 200
                             Richardson, Texas 75083
                             Attention:       Vice President & General Manager
                             Facsimile:       (972) 685-8845



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                                                       AGREEMENT NO. MC-10/96-DM
                                                                         PAGE 11

                In addition, notices submitted by Buyer to Nortel specific to any Product Attachment shall be delivered to the address stated in the applicable Product Attachment along with a copy submitted to Nortel at the address stated above.

                Any notice or communication sent under this Agreement shall be deemed given upon receipt, as evidenced by the United States Postal Service return receipt Mail if given by certified United States Mail, on the following business day if sent by guaranteed overnight delivery, or on the transmission date if given by facsimile during the receiving party's normal business hours.

                The address information listed for a party in this Section or any Product Attachment may be changed from time to time by that party by giving notice to the other as provided above.

        18.6 In the event of a conflict between the provisions of this Agreement which are not contained in a Product Attachment and the provisions of a Product Attachment, the provisions of the Product Attachment shall prevail only with respect to the Product Line and Services described in that Product Attachment.

        18.7 All headings used herein are for index and reference purposes only, and shall not be given any substantive effect. This Agreement has been created jointly by the parties, and no rule of construction requiring interpretation against the drafter of this Agreement shall apply in its interpretation.

        18.8 Buyer shall not export any technical data received from Nortel pursuant to this Agreement, or release any such technical data with the knowledge or intent that such technical data will be exported or transmitted to any country or to foreign nationals of any country, except in accordance with applicable U.S. law concerning the exporting of such technical data. Buyer shall obtain all authorizations from the U.S. government in accordance with applicable law prior to exporting or transmitting any such technical data as described above.

        18.9 Any changes to this Agreement may only be effected if agreed upon in writing by duly authorized representatives of the parties hereto. No agency, partnership, joint venture, or other similar business relationship shall be or is created by this Agreement.




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                                                       AGREEMENT NO. MC-10/96-DM
                                                                         PAGE 12

        18.10 This Agreement, including all Product Attachments and Exhibits constitutes the entire agreement of the parties with respect to the subject matter hereof.

    NORTHERN TELECOM INC.              MIDCOM COMMUNICATIONS INC.

    By: /s/ VICKIE YOHE                By: /s/ ROBERT J. CHAMBERLAIN
       -------------------------------    ----------------------------------
                (Signature)                        (Signature)

    Name:    Vickie Yohe               Name:  Robert J. Chamberlain
       -------------------------------    ----------------------------------
                (Print)                           (Print)

    Title:  VP & General Manager       Title: Executive Vice President & CFO
       -------------------------------    ----------------------------------

    Date.  3 FEB 97                           Date: 1/27/97
       -------------------------------    ----------------------------------



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                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 1

                                    EXHIBIT A

                                   DEFINITIONS

As used in the Agreement (as defined below), the following initially capitalized terms shall have the following meanings:

"Affiliate" shall mean Nortel's parent corporation, Northern Telecom Limited and any corporation controlled directly or indirectly by Northern Telecom Limited or Midcom Communications Inc., as the case may be, through the ownership or control of shares or other securities in such corporation.

"Agreement" shall mean the Agreement to which this Exhibit is attached, and all Exhibits and Product Attachments.

"Confidential Information" shall mean all information, including, without limitation, specifications, drawings, documentation, know-how and pricing information, of every kind or description which may be disclosed by either party or an Affiliate to the other party in connection with this Agreement, provided the disclosing party shall clearly mark any such information which is disclosed in writing as the confidential property of the disclosing party and the disclosing party shall identify the confidential nature of any such information which it orally discloses at the time of such disclosure and shall provide a written summary of the orally disclosed information to the recipient within fifteen (15) days of such disclosure.

"Equipment" shall mean the hardware listed or otherwise identified in, or pursuant to, any Product Attachment.

"Exhibits" shall mean Exhibits A, B, C, and D attached hereto, and any additional Exhibits which Nortel and Buyer subsequently agree in writing shall be incorporated into, and made a part of the Agreement by reference.

"Hazardous Materials" shall mean any pollutants or dangerous, toxic or hazardous substances (including, without limitation, asbestos) as defined in, or pursuant to, the OSHA Hazard Communication Standard (29 CFR Part 1910, Subpart Z), the Resource Conservation and Recovery Act of 1976 (42 USC Section 6901, et seq.), the Toxic Substances Control Act (15 USC Section 2601, et seq.), the Comprehensive Environmental Response Compensation and Liability Act (42 USC
Section 9601, et seq.), and any other federal, state or local environmental law, ordinance, rule or regulation.

"Order" shall mean a written purchase order issued by Buyer to Nortel. Each Order shall specify on the face of the Order the types and quantities of Products and/or Services to be furnished by Nortel pursuant to the Order, the applicable prices, charges and/or fees with respect to such Products and/or Services,

                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 2

Buyer's facility to which the Products are to be delivered, the delivery and/or completion schedule, and any other information which may be required to be included in an Order in accordance with the provisions of this Agreement

"Product Attachments" shall mean any Product Attachments which the parties agree in writing shall be incorporated into, and made a part of, this Agreement.

"Product Attachment Term" shall mean the period specified in a Product Attachment during which that Product Attachment shall be in effect.

"Product Line" shall mean the Products described in and which may be furnished pursuant to a specific Product Attachment.

"Products" shall mean any Equipment and/or Software which may be provided under this Agreement.

"Services" shall mean all services listed or otherwise identified in, or pursuant to, any Product Attachment which may be purchased from or provided by Nortel and which are associated with the Product Line described in that Product Attachment.

"Software" shall mean (a) programs in machine-readable code or firmware which
(i) are owned by, or licensed to, Nortel or any of its Affiliates, (ii) reside in Equipment memories, tapes, disks or other media, and (iii) provide basic logic operating instructions and user-related application instructions, and (b) documentation associated with any such programs which may be furnished by Nortel to Buyer from time to time.

"Specifications" shall mean, with respect to any Product Line, the specifications identified in the applicable Product Attachment, provided Nortel shall have the right at its sole discretion to modify, change or amend such specifications at any time.

"Third Party Software Vendor" shall mean any supplier of programs contained in the Software which is not an Affiliate.

"Vendor Items" shall mean, with respect to a Product Line, those portions of the Product which are identified in the applicable Product Attachment as Vendor Items.

"Warranty Period" shall mean, with respect to a Product Line, the Warranty Period specified in the applicable Product Attachment.

                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 1

                                    EXHIBIT B

                                SOFTWARE LICENSE

1. Buyer acknowledges that the Software may contain programs which have been supplied by, and are proprietary to, Third Party Software Vendors. In addition to the terms and conditions herein, Buyer shall abide by any additional terms and conditions provided by Nortel to Buyer in writing with respect to any Software provided by any Third Party Software Vendor.

2. Upon Buyer's payment to Nortel of the applicable fees with respect to any Software furnished to Buyer pursuant to this Agreement, Buyer shall be granted a personal, non-exclusive, paid-up license to use the version of the Software furnished to Buyer only in conjunction with Buyer's use of the Equipment with respect to which such Software was furnished for the life of that Equipment as it may be repaired or modified. Buyer shall be granted no title or ownership rights to the Software, which rights shall remain in Nortel or its suppliers.

3. As a condition precedent to this license and to the supply of Software by Nortel pursuant to the Agreement, Nortel requires Buyer to give proper assurances to Nortel for the protection of the Software. Accordingly, all Software supplied by Nortel under or in implementation of the Agreement shall be treated by Buyer as the exclusive property, and as proprietary and a TRADE SECRET, of Nortel and/or its suppliers, as appropriate, and Buyer shall: a) hold the Software, including, without limitation, any methods or concepts utilized therein in confidence for the benefit of Nortel and/or its suppliers, as appropriate; b) not provide or make the Software available to any person except to its employees on a 'need to know' basis; c) not reproduce, copy, or modify the Software in whole or in part except as authorized by Nortel; d) not attempt to decompile, reverse engineer, disassemble, reverse translate, or in any other manner decode the Software; e) issue adequate instructions to all persons, and take all actions reasonably necessary to satisfy Buyer's obligations under this license; and f) forthwith return to Nortel, or with Nortel's consent destroy, any magnetic tape, disc, semiconductor device or other memory device or system and/or documentation or other material, including, but not limited to all printed material furnished by Nortel to Buyer which shall be replaced, modified or updated.

4. The obligations of Buyer hereunder shall not extend to any information or data relating to the Software which is now available to the general public or becomes available by reason of acts or failures to act not attributable to Buyer.

                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 2

5. Buyer shall not assign this license or sublicense any rights herein granted to any other party except an Affiliate of Buyer without Nortel's prior written consent, provided such Affiliate agrees in writing to be bound by the terms of this Software License.

6. Each party shall indemnify and hold the other and its suppliers, as appropriate, harmless from any loss or damage resulting from a breach of this Exhibit B. The obligations of the parties under this Exhibit B shall survive the termination of the Agreement and shall continue if the Software is removed from service.

                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 1

                                    EXHIBIT C

                                     STORAGE

If Buyer notifies Nortel prior to the scheduled shipment date of Products that Buyer does not wish to receive such Products on the date agreed by the parties, or the installation site or other delivery location is not prepared in sufficient time for Nortel to make delivery in accordance with such date, or Buyer fails to take delivery of any portion of such Products, Nortel may place the applicable Products in storage. In that event Buyer shall be liable for all additional costs thereby incurred by Nortel. Delivery by Nortel of any Products to a storage location as provided above shall be deemed to constitute delivery of the Products to Buyer for purposes of this Agreement, including, without limitation, provisions for payment, invoicing, passage of risk of loss, and commencement of the Warranty Period.

                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 1

                                    EXHIBIT D

                         LIMITED WARRANTIES AND REMEDIES

1. Nortel warrants that the Equipment supplied hereunder will under normal use and service be free from defective material and faulty workmanship and will conform to the applicable Specifications for the Warranty Period specified in the Product Attachment with respect to such Equipment. The foregoing warranty shall not apply to items normally consumed in operation, such as, but not limited to, lamps and fuses or to Vendor Items. Nortel covenants and warrants that any installation Services performed by Nortel with respect to such Equipment shall be free from defects in workmanship for the Warranty Period set forth in the applicable Product Attachment.

2. Nortel's sole obligation and Buyer's exclusive remedy under the warranty and covenants set forth in Section 1 above shall be limited to the replacement or repair, at Nortel's option and expense, of the defective Equipment, or correction of the defective installation Services. Replacement Equipment may be new or reconditioned at Nortel's option.

3. Nortel covenants and warrants that any Software licensed by Nortel to Buyer under this Agreement shall function during the Warranty Period of the Equipment with respect to which such Software is furnished without any material, service-affecting nonconformance to the applicable Specifications, provided that Buyer shall have paid all Software support fees specified in the applicable Product Attachment. If the Software fails to so function, Buyer's sole remedy and Nortel's sole obligation under this covenant and warranty is for Nortel to correct such failure through, at Nortel's option, the replacement or modification of the Software or such other actions as Nortel reasonably determines to be appropriate.

4. Unless otherwise stated in a Product Attachment, (a) Nortel's covenant and warranty in Section 3 above shall only apply to the portion of the Software actually developed by Nortel or its Affiliates, (b) all other Software shall be provided by Nortel "AS IS", (c) Nortel shall assign to Buyer on a nonexclusive basis any warranty on such other Software provided to Nortel by the developer of such other Software to the extent of Nortel's legal right to do so.

5. The obligations and remedies set forth in Sections 1, 2, and 3 above shall be conditional upon: the Equipment not having been altered or repaired, the Software not having been modified, and the Products not having been installed outside the United States; any defect or nonconformance not being the result of mishandling, abuse, misuse, improper storage, improper performance of installation, other services, maintenance or operation by other than Nortel (including use in conjunction with any product which is incompatible with the applicable Equipment or Software or of inferior performance), and/or any error,

                                                       AGREEMENT NO. MC-10/96-DM
                                                                          PAGE 2

        act, or omission of Buyer described in Section 11.4; the Product not having been damaged by fire, explosion, power failure, power surge, or other power irregularity, lightning, failure to comply with all applicable environmental requirements for the Products specified by Nortel or any other applicable supplier, such as but not limited to temperature or humidity ranges, or any act of God, nature or public enemy; and written notice of the defect having been given to Nortel within the applicable Warranty Period.

6. The performance by Nortel of any of its obligations described in Section 2 or 3 of this Exhibit D shall not extend the applicable Warranty Period except to the extent specified in the applicable Product Attachment.

7. Upon expiration of the applicable Warranty Period for Equipment furnished hereunder, repair and replacement Service for such Equipment shall be available to Buyer from Nortel in accordance with Nortel's then-current terms, conditions and prices. Such repair and replacement Service and notice of any discontinuance of such repair and replacement Service shall be available for a minimum period set forth in the Product Attachment applicable to such Equipment. This provision shall survive the expiration of this Agreement.

8. Unless Nortel elects to repair or replace defective Equipment at Buyer's facility, all Equipment to be repaired or replaced, whether in or out of warranty, shall be packed by Buyer in accordance with Nortel's instructions stated in the applicable Product Attachment and shipped at Buyer's expense and risk of loss to a location designated by Nortel. Replacement Equipment shall be returned to Buyer at Nortel's expense and risk of loss. Buyer shall ship the defective Equipment to Nortel within thirty (30) days of receipt of the replacement Equipment. In the event Nortel fails to receive such defective Equipment within such thirty (30) day period, Nortel shall invoice Buyer for the replacement Equipment at the then current Nortel price for such.

9. With respect to any Vendor Item furnished by Nortel to Buyer pursuant to this Agreement, Nortel shall assign to Buyer on a nonexclusive basis any warranty granted by the party that supplied such Vendor Item to Nortel to the extent of Nortel's right to do so.

10. Neither Nortel nor Nortel's suppliers, as appropriate, shall have any responsibility for warranties offered by Buyer to any of its customers. Buyer shall indemnify Nortel and Nortel's suppliers, from and against all claims, losses and actual damages, reasonable costs and expenses (including ordinary and necessary attorneys fees) ("Losses") arising directly out of a warranty offered by Buyer to its customers. Nortel or Nortel's suppliers shall first give written notice of any claim and tender the defense of the applicable suit, claim or proceeding to Buyer.

                                                              Product Attachment
                                                                          Page 1

                                                                         st7286h

                               PRODUCT ATTACHMENT
                            CARRIER NETWORKS PRODUCTS

Northern Telecom Inc. ("Nortel") and MIDCOM Communications Inc., ("Buyer") agree as follows:

1.      INCORPORATION BY REFERENCE

        This Product Attachment ("Attachment") shall be incorporated into and made a part of the Network Products Purchase Agreement No. MC-10/96-DM (the "Agreement") between Nortel and Buyer.

2.      DEFINITIONS

        For purposes of this Attachment:

        "Acceptance Criteria" shall mean, with respect to any Products installed by Nortel hereunder, the standards and specifications contained in the Nortel Installation Manuals which are applicable to such Products.

        "Equipment" shall mean the equipment listed in Schedule A.

        "Extension" shall mean Equipment and/or Software which Nortel engineers and installs and which is added to an Initial System after the Turnover Date of the Initial System.

        "Initial System" shall mean the Equipment and Software which is included in any configuration identified in Schedule A as an "Initial System."

        "Installation Site" shall mean Buyer's facility identified in an Order to which the applicable Products identified in such Order shall be delivered or at which the applicable Services, if any, are to be performed, respectively.

        "Merchandise" shall mean any Equipment which is not part of a System and with respect to which no engineering or installation Services shall be provided by Nortel.

        "Attachment Term" shall mean the period which shall commence on the date this Attachment is executed by the latter of the parties and shall expire sixty (60) months thereafter.

        "Services" shall mean the services described in Schedule B.

                                                              Product Attachment
                                                                          Page 2

         "Software" shall mean the software listed in Schedule A.

         "Specifications" shall mean with respect to any Products furnished hereunder, the specifications published by Nortel which Nortel identifies as its standard performance specifications for such Products as of the date of Buyer's Order for such Products.

         "System" shall mean any Initial System or Extension.

         "Turnover Date" shall mean, with respect to any Products installed by Nortel hereunder, the date on which Nortel provides the Turnover Notice to Buyer pursuant to Section 7.a. of this Attachment.

         "Warranty Period" shall mean, with respect to:

         (a) Any System, the period which shall commence upon the Turnover Date with respect to such System and shall expire twelve (12) months thereafter,

         (b) Merchandise, the period which shall commence upon the date of shipment with respect to such Merchandise by Nortel to Buyer and shall expire ninety (90) days thereafter,

         (c) Installation Services involving any System, the period which shall commence upon the Turnover Date with respect to such System and shall expire twelve (12) months thereafter,

         (d) Equipment which is repaired or replaced pursuant to Nortel's obligations under Exhibit D to the Agreement, the period commencing five (5) days after (i) shipment of the replacement Equipment to Buyer or (ii) completion of the repair at the Installation Site of the applicable Equipment and which shall expire on the later of thirty (30) days. thereafter or the last day of the original Warranty Period with respect to the Equipment which was repaired or replaced, and

         (e) Software which was corrected pursuant to Nortel's obligations under Exhibit D to the Agreement, the period commencing upon delivery of the corrected Software by Nortel to Buyer and expiring on the later of thirty (30) days thereafter or the last day of the original Warranty Period with respect to such Software.

3.       SCHEDULES

         The following Schedules which are attached hereto are an integral part of the Attachment and are incorporated herein by reference:

                                                              Product Attachment
                                                                          Page 3


                  Schedule A        - Products, Prices, and Fees
                  Schedule B        - Services and Charges
                  Schedule C        - Delivery
                  Schedule D        - Documentation

4.      ORDERING

        With respect to Section 3, ORDERING of the Agreement the following additional terms shal1 apply:

a. Buyer shall identify in each Order for Products whether the Products constitute an Initial System, Extension, or Merchandise. All Orders for Extensions, Merchandise, or any Services other than engineering and installation Services provided by Nortel in connection with an Order for an Initial System shall be subject to written agreement of Buyer and Nortel on the applicable prices, charges and fees with respect thereto as required pursuant to Section 5, PRICING, of this Attachment.

b. Notwithstanding Exhibit C to the Agreement, Buyer may by written notice to Nortel cancel without charge any Order for Products and/or Services prior to the delivery date of the applicable Products set forth in such Order or the agreed date for the commencement by Nortel of the applicable Services ("Service Commencement Date"), except that if Buyer cancels such Order within five (5) weeks or less of any such date, a cancellation fee of eight percent (8%) of the aggregate price of all Products and/or Services included in such cancelled Order shall be payable by Buyer. Nortel may invoice such amount upon receipt of Buyer's notice of cancellation of the Order.

C. Notwithstanding Exhibit C to the Agreement, Buyer may by written notice to Nortel not less than six (6) weeks prior to the delivery date of any Products set forth in an Order and/or the Service Commencement Date of the applicable Services, delay the delivery date of such Products and/or the Service Commencement Date of such Services for a period which shall not exceed ninety (90) days from the date such Products were originally scheduled to be delivered or ninety (90) days from the Service Commencement Date, subject to the availability from Nortel of the applicable Products and/or Services after such period of delay.

d. Except as set forth in Sections 4.b. and 4.c. of this Attachment, any change to an Order after Nortel's acceptance of such Order shall require written agreement of Nortel and Buyer upon a written change to the Order ("Change Order") which shall reference the original Order and be executed by the parties. No such changes shall be implemented until the applicable Change Order has been executed by the parties.

                                                              Product Attachment
                                                                          Page 4

e. With respect to each Order for Products which is accepted by Nortel, Buyer may make a written request at least ninety (90) days prior to the scheduled shipment date of such Products for a change ("Change") consisting of certain addition(s) or deletion(s) to such Products. After receipt of such request, Nortel shall submit a Job Change Order ("JCO") to Buyer for Buyer's approval with respect to the requested Change, except that Nortel shall be under no obligation to submit such JCO to Buyer if Nortel determines that the Price applicable to such Order would be reduced by more than ten percent (10%) as a result of the implementation of the Change. Each JCO shall state whether the requested Change shall increase or decrease the Price and/or time required by Nortel for any aspect of its performance under the Agreement with respect to such Order. Buyer shall accept or reject the JCO in writing within ten (10) days of receipt thereof. Failure of the Buyer to accept or reject the JCO in writing as described above shall be deemed a rejection of the JCO by Buyer. In the event an accepted JCO involves the return to Nortel of any Equipment which shall have been previously delivered to Buyer, Nortel may invoice and Buyer shall pay the transportation costs and Nortel's then-current restocking charge for the returned Equipment.

f. Any increase or decrease in the Price with respect to an Order hereunder which is occasioned by an accepted JCO shall be added to or subtracted from, as applicable, the amount of the last payment due pursuant to
        Section 6 with respect to such Order.

g. If Buyer rejects a proposed JCO, then the rights and obligations of the parties with respect to the applicable Order shall not be subject to Buyer's requested Changes, provided that Buyer shall promptly pay to Nortel all of Nortel's additional costs and expenses incurred hereunder in accordance with Buyer's requested Changes and Nortel's additional costs and expenses subsequently incurred in order that Nortel may be able to perform Nortel's obligations without modification by the requested Changes, and Nortel shall be entitled to an extension of the dates for performance of its obligations with respect to the applicable Order as a result of any delays in such performance which result from the foregoing.

5.      PRICING

        With respect to Section 4, PRICES of the Agreement, the following additional terms shall apply:

a. The prices set forth in Schedule A with respect to any Initial System shall be in effect for a period which shall commence upon the effective date of this Attachment and shall expire after six (6) months. Nortel may in its sole discretion, thereafter, increase any prices set forth in Schedule A upon sixty (60) days prior written notice to Buyer. The prices listed in Schedule A shall apply to

                                                              Product Attachment
                                                                          Page 5

        any Order for an Initial System listed in Schedule A which shall be received by Nortel prior to the effective date of any change in such prices as permitted by this Section, provided that delivery date for such Initial System as set forth in the applicable Order shall be not more than one-hundred twenty (120) days after Nortel's acceptance of such Orders.

b. The prices for Equipment and the fees for the right to use the Software included in any Extension, prices for any Merchandise, and charges for any Services, other than engineering and installation Services provided with any Initial System shall be as subsequently agreed in writing by Nortel and Buyer.

c. All transportation charges associated with the shipment of the Products to Buyer shall be payable by Buyer. Buyer shall promptly reimburse Nortel for any such charges which may be incurred by Nortel.

6.      TERMS OF PAYMENT

        With respect to Section 5, TERMS OF PAYMENT, the following additional terms shall apply:

a. With respect to each Initial System furnished hereunder by Nortel to Buyer the price listed in Schedule A shall be invoiced by Nortel in accordance with the following schedule:

        (i) Twenty percent (20%) of such price may be invoiced upon Nortel's acceptance of the Order for such Initial System,

        (ii) Fifty percent (50%) of such price may be invoiced on the date of shipment by Nortel to Buyer of the switch component of such Initial System,

        (iii) Twenty percent (20%) of such price may be invoiced on the Turnover Date of such Initial System, and

        (iv) Ten percent (10%) of such price may be invoiced on the date of Acceptance of such Initial System.

b. With respect to each Extension furnished hereunder by Nortel to Buyer, the applicable price determined in accordance with Section 5.b. of this Attachment shall be invoiced by Nortel in accordance with the following schedule:

        (i) Twenty percent (20%) of such price may be invoiced upon Nortel's acceptance of the Order for such Extension,

        (ii) Fifty percent (50%) of such price may be invoiced on the date of shipment by Nortel to Buyer of the Equipment included in such Extension,

                                                              Product Attachment
                                                                          Page 6

        (iii) Twenty percent (20%) of such price may be invoiced on the Turnover Date with respect to such Extension, and

        (iv) Ten percent (10%) of such price may be invoiced on the date of Acceptance of such Extension.

c. Except as may be otherwise agreed in writing by the parties Nortel's prices for Merchandise and charges for any Services determined in accordance with Section 5.b. above may be respectively invoiced upon delivery of such Merchandise and upon performance of such Services by Nortel.

7.      TESTING, TURNOVER, AND ACCEPTANCE

        Pursuant to Section 8.1 of the Agreement, the rights and obligations of the parties with respect to testing, turnover and acceptance of any Products furnished hereunder and installed by Nortel shall be as follows:

a. Nortel shall provide Buyer with five (5) days written notice prior to commencing final commissioning and testing of any Products installed by Nortel. Buyer shall cause an authorized representative of Buyer to be present at the applicable Installation Site to witness such final commissioning and testing, provided that in the event such representative fails to be present for any reason, Nortel shall not be required to delay performance of such final commissioning and testing. In connection with the final commissioning and testing of such Products, Nortel shall test the Products for conformity with the applicable Acceptance Criteria. When such tests have been successfully completed, Nortel shall provide Buyer with written notice ("Turnover Notice") that the applicable Products meet such Acceptance Criteria and are ready for Buyer's testing for compliance with such Acceptance Criteria. Buyer shall promptly complete and return to Nortel Buyer's acknowledgment of receipt of such Turnover Notice.

b. Following the Turnover Date, Buyer may test the applicable Products for compliance with the Acceptance Criteria using the tests and test procedures contained in Nortel's Installation Manuals with respect to such Products. Within fifteen (15) business days following the Turnover Date of the applicable Products, Buyer shall notify Nortel either that Buyer has accepted such Products in writing using Nortel's standard Acceptance Notice form or that Buyer has not accepted such Products in which case Buyer shall also provide Nortel with a written notice ("Notice of Deficiency") which shall provide in reasonable detail the manner in which Buyer asserts that the Products failed to meet the Acceptance Criteria. With respect to any such details with which Nortel agrees, Nortel shall promptly proceed to take appropriate corrective action and following correction, Buyer may retest the Products in accordance with this Section. Buyer shall accept the Products in writing without delay when the tests

                                                              Product Attachment
                                                                          Page 7

        pursuant to this Section indicate that the Products comply with the Acceptance Criteria.

c. With respect to any points of disagreement between Nortel and Buyer concerning any Notice of Deficiency which are not resolved by Nortel and Buyer within fifteen (15) business days after the effective date of the Notice of Deficiency, Buyer, at its option, may waive any rights it may have on account of any such points of disagreement, or require that the disputed points be resolved by arbitration.

d. Buyer shall notify Nortel in writing of its election pursuant to Section 7.c. not later than fifteen (15) days after the effective date of the Notice of Deficiency, if any, given to Nortel by Buyer. Upon expiration of such fifteen (15) day period unless Buyer has notified Nortel to the contrary, Buyer shall be deemed to have elected to waive its right with respect to any points of disagreement then existing between it and Nortel with respect to such Notice of Deficiency.

e. If Buyer makes timely election to require arbitration of such disputed points, the arbitrator shall be chosen by mutual agreement. If the parties cannot agree upon an arbitrator within three (3) days of Buyer's election to arbitrate, each party shall within three (3) days thereafter select an independent and an unaffiliated person to be an arbitrator. These two (2) persons selected shall select a third person, independent and unaffiliated with either party, as a third arbitrator. The arbitration shall be conducted in accordance with the Rules of the American Arbitration Association, provided, however that the Arbitrator(s) shall be empowered to reduce the Prices of Products only to the extent that the Arbitrator(s) find that the benefit of Buyer's bargain has been reduced. The Arbitrator(s) shall not have any authority to grant partial or total rescission unless the Arbitrator(s) determine that (i) Buyer has not substantially received the benefit of its bargain; and (ii) money damages will not provide an adequate remedy. Judgment upon the award rendered by the Arbitrator(s) may be entered in any Court of competent jurisdiction.

f. For purposes of this Attachment, "Acceptance" of the applicable Products shall occur upon the earliest of the following and Buyer shall upon request sign Nortel's Acceptance Notice confirming such Acceptance without any conditions, restrictions, or limitations of any nature whatsoever:

        (i)     The date on which Buyer accepts such Products pursuant to
                Section 7.b. of this Attachment;

        (ii) The failure of Buyer to provide Nortel with any notice required by Section 7.b. of this Attachment, with respect to such Products;

                                                              Product Attachment
                                                                          Page 8

        (iii) Use by Buyer of such Products or any portion thereof in revenue-producing service at any time; or

        (iv)    Waiver by Buyer of its rights pursuant to Section 7.c. or 7.d.

g. Acceptance by Buyer of such Products pursuant to Section 7.f. of this Attachment above shall not be withheld or postponed due to:

        (i) Deficiencies of such Products resulting from causes (A) attributable to Buyer, such as, but not limited to (1) inaccuracy of information provided by Buyer or, (2) inadequacy or deficiencies of any materials, facilities or services provided directly or indirectly by Buyer and tested in conjunction with the applicable Products, and (B) other conditions external to the Products which are beyond the limits specified by Nortel in the Specifications for the Products and which are used by Nortel in performance calculations with respect to the Acceptance Criteria, or spurious outputs from adjacent material; or

        (ii) Minor deficiencies or shortages with respect to such Products which are attributable to Nortel, but of a nature that do not prevent full and efficient operation of the Products.

h. With respect to any deficiencies of the type described in Section 7.g.(i), Nortel shall at Buyer's request and expense assist Buyer in the elimination or minimization of any such deficiencies. With respect to any deficiencies or shortages as described in the Section 7.g.(ii), Nortel shall, at Nortel's expense, take prompt and effective action to correct any such deficiencies or shortages.

i. In the event Buyer's Acceptance of any Products is withheld or postponed due to any deficiencies of the type described in Section 7.g.(i), Nortel shall invoice and Buyer shall pay Nortel's ordinary and necessary charges and expenses incurred by Nortel associated with Nortel's investigation of the reasons for Buyer's withholding or postponement of such Acceptance.

8.      WARRANTIES AND REMEDIES

        With respect to Exhibit D of the Agreement, LIMITED WARRANTIES AND REMEDIES, the following additional terms shall apply:

a. Except as set forth in Section 8.b. below, Nortel shall in performance of its obligations under Section 2 of Exhibit D to the Agreement, (i) ship replacement Equipment or complete the repair within thirty (30) days of Nortel's receipt of the Equipment to be replaced or repaired, and (ii) commence the correction of the applicable installation Services within thirty (30) days of receipt of notice from Buyer pursuant to
        Section 5 of Exhibit D to the Agreement.

                                                              Product Attachment
                                                                          Page 9

b. For emergency warranty service situations involving the Equipment, Nortel shall during the applicable Warranty Period use all reasonable efforts to ship replacement Equipment within twenty-four (24) hours of notification of the applicable warranty defect by Buyer pursuant to
        Section 5 of Exhibit D to the Agreement, provided that Buyer shall have requested such emergency service. Nortel may invoice Buyer and Buyer shall pay Nortel's surcharge for emergency warranty services. If Nortel determines that due to the particular circumstances, onsite technical assistance is necessary, Nortel shall use all reasonable efforts to dispatch emergency service personnel to the applicable Installation Site within twenty-four (24) hours of receipt of notice from Buyer as described above.

c. All Products to be repaired or replaced, both within and outside of the applicable Warranty Period, shall be packed by Buyer in accordance with Nortel's then current instructions.

d. No later than ninety (90) days prior to the expiration of the Warranty Period with respect to any Initial System, Nortel shall offer to Buyer post-warranty support by means of an extended service plan or other terms, provided that neither party shall have any obligation with respect thereto except as may be agreed upon in writing by the parties.

9.      NOTICES

        Pursuant to Section 18.5 of the Agreement, any notices by Buyer to Nortel which are specific to this Attachment shall be delivered to the following address:

                        Northern Telecom Inc.
                        2350 Lakeside Blvd.
                        Richardson, Texas 75082-4399
                        Attn: Vice President & General Manager, Carrier Networks

10.     ADDITIONAL TERMS

        The following additional terms shall apply to the Agreement:

(a) With respect to Section 14, BUYER'S RESPONSIBILITIES, the following additional terms shall apply:

        (i) Buyer shall be responsible for ordering and coordinating with each applicable local telephone company the installation of all central office trunks and test trunks and Buyer shall be responsible for all utility charges associated with the installation, testing, operation and maintenance of Products furnished hereunder, including, but not limited to, all applicable charges for such central office trunks, test trunks and any tie lines.

                                                              Product Attachment
                                                                         Page 10

(b) Nortel shall provide documentation with respect to the Products in accordance with Schedule D to this Attachment

(c) Upon execution of this Product Attachment, Buyer shall issue Orders to Nortel for Product(s) and/or Services, as identified herein, for delivery during the Product Attachment Term, with an aggregate dollar value of no less than that associated with Commitment Level 4, as defined in Schedule A, Section VI, subparagraph 1.0 ("Commitment Level 4"). In the event Buyer fails to satisfy this commitment by the expiration or earlier termination of this Product Attachment Term, Nortel shall invoice Buyer, and Buyer shall pay, the difference between the prices, charges and/or fees Buyer paid for the Product and/or Services and the prices, charges and/or fees that Buyer would have paid for the Products and/or Services actually ordered by Buyer, based upon the prices, fees and/or charges associated with the Commitment Level, -for the aggregate dollar value of Products and/or Services which were actually ordered by Buyer ("Actual Orders"). Buyer shall pay such invoice, including all applicable taxes associated therewith, within thirty (30) days from the date of such invoice.

(d) In consideration for the commitment made by Buyer under subparagraph (c) above, the prices, charges and/or fees for the Products and/or Services shall be based upon the prices, charges and/or fees, and/or applicable discounts set forth in Schedule A.

(e) In order to begin to satisfy its commitment under subsection (c) above, Buyer shall issue an Order or Orders for either (1) six (6) Initial Systems, as defined in Schedule A, Section I, subparagraphs 1.0 through 6.0, at the prices set forth in Schedule A, Section VI, subparagraph 2.0; or (2) five (5) DMS-250 to DMS-500 Upgrades as defined in Schedule A, Section V, subparagraph 1.0, at the prices set forth in Schedule A,
        Section VI, subparagraph 8.0. To the extent Buyer's Order or Orders for the foregoing are not sufficient to satisfy Buyer's commitment under subsection (c) above, Buyer shall issue an Order of Order(s) to Nortel for the Product(s) identified below:

                  Product                            Schedule A Section

                  Link Peripheral Processor                   II
                  Add-On Port Extension                       III
                  Extension Ports                             IV
                  DMS-500 Optional Features                   VIII
                  DMS-250 Optional Features                   X

        Notwithstanding the foregoing, in the event Buyer issues an Order or Orders for Product(s) and/or Services in excess of the aggregate dollar value associated with Commitment Level 4 during the Attachment Term, or in the event Buyer invoices its commitment, the prices, charges, fees and/or discounts associated with Commitment Level 4 shall not be adjusted retroactively. An Order or Orders for Products and/or Services in excess of the dollar value associated with Commitment Level 4 shall be subject to the prices, charges, fees and/or applicable discounts associated with the appropriate Commitment Level.

        With respect to Schedule A, Section 11, subparagraph 1.0, Link Peripheral Processor(s), the prices for such Link Peripheral Processors do not include engineering or installation.

                                                              Product Attachment
                                                                         Page 11

(f) In respect to Schedule A, Section II, subparagraph 1.0, Link Peripheral Processor(s) if Ordered, such Link Peripheral Processors are furnished less any Nortel engineering or installation.

(g) Buyer shall not issue any Order for Product hereunder until such time as Buyer has secured financing sufficient to cover any such Order. Buyer shall have no commitment pursuant to paragraph 10 (c), (d) or (e) above until such time as Buyer has issued its first Order for Product hereunder.

    NORTHERN TELECOM INC.              MIDCOM COMMUNICATIONS INC.

    By: /s/ VICKIE YOHE                By: /s/ ROBERT J. CHAMBERLAIN
       -------------------------------    ----------------------------------
                (Signature)                        (Signature)

    Name:    Vickie Yohe               Name:  Robert J. Chamberlain
       -------------------------------    ----------------------------------
                (Print)                           (Print)

    Title:  VP & General Manager       Title: Executive Vice President & CFO
       -------------------------------    ----------------------------------

    Date:  3 FEB 97                    Date: 1/27/97
       -------------------------------    ----------------------------------

                                                              Product Attachment
                                                                         Page 12

                                   SCHEDULE A

                            PRODUCTS PRICES AND FEES

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                               I. INITIAL SYSTEMS

NORTEL SHALL ENGINEER EACH OF THE INITIAL SYSTEM(S) ORDERED HEREUNDER IN ACCORDANCE WITH NORTEL'S STANDARD ENGINEERING PRACTICES AND PROCEDURES, AND THEREAFTER NORTEL SHALL PROVIDE BUYER WITH A DETAILED LIST OF THE COMPONENTS OF SUCH INITIAL SYSTEM(S).

1.0     INITIAL SYSTEM DMS-500 13440 PORT MODEL (MODEL A-NEW YORK)

        1.1 The following represents the SuperNode equipment that will be delivered with the Initial System DMS-500 13440 Port Model equipped with 11040 and wired for 11520 DTEI trunking ports, and equipped and wired for 1920 LTEI trunking ports:

             a) SuperNode front end, Link Peripheral Processor, Enhanced Network and other common equipment as follows:

                 - SuperNode equipped with BRISC60 processor, five (5) 96 meg memory cps per plane and SLM III.

                 - Link Peripheral Processor equipped with eight (8) Link Interface Units, (2) Ethernet Interface Units and wired for thirty six (36) Link Interface Units (LIUs). Four of the eight equipped LIUs will be utilized for interworking.

                 - V.35 Link Peripheral Processor Interface equipment to support an equipped configuration of eight (8) Interface Units and a wired configuration of thirty six (36) Interface Units.

                 - Twelve (12) Digital Trunk equipment ISDN Ready (DTEI) frames equipped with 11040 and wired for 11520 total trucking ports. Ten thousand five hundred sixty (10560) ports are equipped for SS7 and eleven thousand forty ports (11,040) are wired for SS7. Four hundred eighty (480) ports are equipped and wired for PRI functionality. Nine hundred and sixty (960) ports of the ten thousand five hundred and sixty (10560) equipped SS7 ports will be used for interworking. All DTCIs are equipped with the latest XPM and Universal Tone Receivers for digit collection. Ten thousand five hundred sixty (10560) trunks are equipped with Special Tone Receivers for Reorigination, and Continuity Tone Detectors for SS7 functionality.

                 - Two (2) Line Trunk equipment ISDN Ready (LTEI) frames wired and equipped with 1920 SS7 ports.

                 - Two (2) Integrated Services Module (ISM) frames equipped with DMS-500 service and test circuits providing DMS-500 functionality, as well as, six (6) Enhanced Digital Recorded Announcement Machine circuit-packs.

                 -  Two (2) Input Output equipment (IOE) frames equipped with:

                    -   One (1) Mag Tape Device

                    -   Four (4) SCSI Disk Drive Units

                    -   Three (3) IOC Shelves

                    - Three (3) I/O Controllers providing eight (12) switch interface ports

                    -   Four (4) X-25 Automatic File Transfer circuit packs

                 - Two (2) MIS frames equipped with the required 500W inverters and terminal block assemblies.

                 - Two (2) Meridian Cabinet Spare Storage (MCSS) cabinets to house switch spares.

                 - Two (2) Power Distribution Center (PDC) frames equipped with "A" and "B" feed fuse panels & fuses as required.

December 3, 1996

                                                       MIDCOM Product Attachment
                                   SCHEDULE A
                               I. INITIAL SYSTEMS

        1.1     INITIAL SYSTEM DMS-500 13440 PORT MODEL-A NEW YORK CONT.

                        -       Miscellaneous equipment as follows:

                                -       Two (2) Maintenance Administration
                                        Positions & one set of Furniture

                                -       Five (5) UDS 2440 Modems

                                -       One (1) Norstar Key System

                                - Two (2) M7310 Feature sets to support Norstar Key System

                                -       Two (2) RTIF Terminals

                                -       One (1) MAP Printer

                                -       One (1) Helmsman Workstation, CD ROM
                                        Software and Printer

                        - DSX panels to support an eleven thousand forty (11040) equipped port DMS-500 Initial System.

                b) Single frame enhanced network to support an eleven thousand forty (11040) equipped port DMS-500 Initial System.

                c) Initial System DMS-500 Port Model Standard Features (Base and Optional) as set forth in Section VII of this Schedule A.

                d) Nortel's standard complement of DMS-500 Initial System spares.

        1.2     INITIAL SYSTEM DMS-500 13440 PORT MODEL A NEW YORK PRICING

                Refer to Section VI of this Schedule A for detailed Initial System Model Pricing.

        1.3 INITIAL SYSTEM DMS-500 13440 PORT MODEL A NEW YORK OPTIONAL POWER PLANT PRICING

                The price for Optional Power Plant to support the Initial System DMS-500 13440 Port Model described in Section 1.1 above shall be One hundred thirty-three thousand four hundred thirteen dollars ($133,413). The Optional Power Plant includes batteries, rectifiers and power board equipment. The batteries are provisioned for a four (4) hour reserve period.

December 3, 1996

                                                       MIDCOM Product Attachment
                                   SCHEDULE A
                               I. INITIAL SYSTEMS

2.0     INITIAL SYSTEM DMS-500 12480 PORT MODEL (MODEL B-CHICAGO)

        2.1 The following represents the SuperNode equipment that will be delivered with the Initial System DMS-500 12480 Port Model equipped and wired for 10560 DTEI trunking ports, and equipped and wired for 1920 LTEI trunking Ports:

                a) SuperNode front end, Link Peripheral Processor, Enhanced Network and other common equipment as follows:

                        -       SuperNode equipped with BRISC60 processor, five
                                (5) 96 meg memory cps per plane and SLM III.

                        -       Link Peripheral Processor equipped with eight
                                (8) Link Interface Units, (2) Ethernet Interface Units and wired for thirty six (36) Link Interface Units (LIUs). Four of the eight equipped LIUs will be utilized for interworking.

                        - V.35 Link Peripheral Processor Interface equipment to support an equipped configuration of eight (8) Interface Units and a wired configuration of thirty six (36) Interface Units.

                        -       Eleven (11) Digital Trunk equipment ISDN Ready
                                (DTEI) frames equipped and wired for 10560
                                trunking ports. Ten thousand eighty (10080) ports are equipped and wired for SS7. Four hundred eighty (480) ports are equipped and wired for PRI functionality. Nine hundred and sixty (960) of the ten thousand eighty SS7 ports are interworking. All DTCIs are equipped with the latest XPM and Universal Tone Receivers for digit collection. Ten thousand eighty (10080) trunks are wired with Special Tone Receivers for Reorigination, and Continuity Tone Detectors for SS7 functionality.

                        - Two (2) Line Trunk equipment ISDN Ready (LTEI) frames wired and equipped with 1920 SS7 ports.

                        - Two (2) Integrated Services Module (ISM) frames equipped with DMS-500 service and test circuits providing DMS-500 functionality, as well as six
                                (6) Enhanced Digital Recorded Announcement
                                Machine circuit packs.

                        - Two (2) Input Output equipment (IOE) frames equipped with:

                                -       One (1) Mag Tape Device

                                -       Four (4) SCSI Disk Drive Units

                                -       Three (3) IOC Shelves

                                -       Three (3) I/O Controllers providing
                                        eight (12) switch interface ports

                                - Four (4) X.25 Automatic File Transfer circuit packs

                        - Two (2) MIS frames equipped with required 500W inverters and terminal block assemblies.

                        - Two (2) Meridian Cabinet Spare Storage (MCSS) cabinets to house switch spares.

                        - Two (2) Power Distribution Center (PDC) frames equipped with "A" and "B" feed fuse panels & fuses as required.

                        -       Miscellaneous equipment as follows:

                                -       Two (2) Maintenance Administration
                                        Positions & one set of Furniture

                                -       Five (5) UDS 2440 Modems

                                -       One (1) Norstar Key System

                                - Two (2) M7310 Feature sets to support Norstar Key System

                                -       Two (2) RTIF Terminals

                                -       One (1) MAP Printer

                                -       One (1) Helmsman Workstation, CD ROM
                                        Software and Printer

                        - DSX panels to support a twelve thousand four hundred eighty (12480) port DMS-500 Initial System.

December 3, 1996

                                                       MIDCOM Product Attachment
                                   SCHEDULE A
                               I. INITIAL SYSTEMS

        2.1     INITIAL SYSTEM DMS-500 12480 PORT MODEL B CHICAGO CONT.

                b) Single frame enhanced network to support a twelve thousand four hundred eighty (12480) port DMS-500 Initial System.

                c) Initial System DMS-500 Port Model Standard Features (Base and Optional) as set forth in Section VII of this Schedule A.

                d) Nortel's standard complement of DMS-500 Initial System spares.

        2.2 INITIAL SYSTEM DMS-500 12480 PORT MODEL B CHICAGO PRICING Refer to Section VI of this Schedule A for detailed Initial System Model Pricing.

        2.3 INITIAL SYSTEM DMS-500 12480 PORT MODEL B CHICAGO OPTIONAL POWER PLANT PRICING
                The price for Optional Power Plant to support the Initial System DMS-500 12480 Port Model described in Section 2.1 above shall be one hundred thirty-three thousand four hundred thirteen dollars ($133,413). The Optional Power Plant includes batteries, rectifiers and power board equipment. The batteries are provisioned for a four (4) hour reserve period.

December 3, 1996

                                                       MIDCOM Product Attachment
                                   SCHEDULE A
                               I. INITIAL SYSTEMS

3.0     INITIAL SYSTEM DMS-500 14400 PORT MODEL (MODEL C-L.A.)

        3.1 The following represents the SuperNode equipment that will be delivered with the Initial System DMS-500 14400 Port Model equipped with 12000 and wired for 12480 DTEI trunking ports, and equipped and wired for 1920 LTEI trunking ports:

                a) SuperNode front end, Link Peripheral Processor, Enhanced Network and other common equipment as follows:

                        -       SuperNode equipped with BRISC60 processor, five
                                (5) 96 meg memory cps per plane and SLM III.

                        -       Link Peripheral Processor equipped with eight
                                (8) Link Interface Units, (2) Ethernet Interface Units and wired for thirty six (36) Link Interface Units (LIUs). Four of the eight equipped LIUs will be utilized for interworking.

                        - V.35 Link Peripheral Processor Interface equipment to support an equipped configuration of eight (8) Interface Units and a wired configuration of thirty six (36) Interface Units.

                        -       Thirteen (13) Digital Trunk equipment ISDN Ready
                                (DTEI) frames equipped with 12000 and wired for 12480 total trunking ports. Eleven thousand five hundred and twenty (11520) ports are equipped for SS7 and twelve thousand (12000) ports are wired for SS7. Four hundred eighty (480) ports are equipped and wired for PRI functionality. Nine hundred and sixty (960) ports of the eleven thousand five hundred and twenty (11520) equipped SS7 ports will be used for interworking. AR DTCIs are equipped with the latest XPM and Universal Tone Receivers for digit collection. Eleven thousand five hundred and twenty (11520) trunks are equipped with Special Tone Receivers for Reorigination, and Continuity Tone Detectors for SS7 functionality.

                        - Two (2) Line Trunk equipment ISDN Ready (LTEI) frames wired and equipped with 1920 SS7 ports.

                        - Two (2) Integrated Services Module (ISM) frames equipped with DMS-500 service and test circuits providing DMS-500 functionality, as well as, six
                                (6) Enhanced Digital Recorded Announcement
                                Machine circuit packs.

                        - Two (2) Input Output equipment (IOE) frames equipped with:
                                -  One (1) Mag Tape Device
                                -  Four (4) SCSI Disk Drive Units
                                -  Three (3) IOC Shelves
                                -  Three (3) 1/0 Controllers providing
                                   eight (12) switch interface ports
                                -  Four (4) X.25 Automatic File Transfer
                                   circuit packs

                        - Two (2) MIS frames equipped with required 500W inverters and block assemblies.

                        - Two (2) Meridian Cabinet Spare Storage (MCSS) cabinets to house switch spares.

                        - Two (2) Power Distribution Center (PDC) frames equipped with "A" and "B" feed fuse panels & fuses as required.

                        -       Miscellaneous equipment as follows:

                                -       Two (2) Maintenance Administration
                                        Position & one set of Furniture

                                -       Five (5) UDS 2440 Modems

                                -       One (1) Norstar Key System

                                - Two (2) M7310 Feature sets to support Norstar Key System

                                -       Two (2) RTIF Terminals

                                -       One (1) MAP Printer

                                -       One (1) Helmsman Workstation, CD ROM
                                        Software and Printer

December 3, 1996

                                                       MIDCOM Product Attachment
                                   SCHEDULE A
                               I. INITIAL SYSTEMS

        3.1     INITIAL SYSTEM DMS-500 14400 PORT MODEL C L.A. CONT.

                        - DSX panels to support a twelve thousand (12000) equipped port DMS-500 Initial System.

                b) Single frame enhanced network to support a twelve thousand (12000) equipped port DMS-500 Initial System.

                c) Initial System DMS-500 Port Model Standard Features (Base and Optional) as set forth in Section VII of this Schedule A.

                d) Nortel's standard complement of DMS-500 Initial System spares.

        3.2     INITIAL SYSTEM DMS-500 14400 PORT MODEL C LA. PRICING
                Refer to Section VI of this Schedule A for detailed Initial System Model Pricing.

        3.3 INITIAL SYSTEM DMS-500 14400 PORT MODEL B L.A. OPTIONAL POWER PLANT PRICING
                The price for Optional Power Plant to support the Initial System DMS-500 14400 Port Model described in Section 3.1 above shall be one hundred thirty-three thousand four hundred thirteen dollars ($133,413). The Optional Power Plant includes batteries, rectifiers and power board equipment. The batteries are provisioned for a four (4) hour reserve period.

December 3, 1996

                                                       MIDCOM PRODUCT ATTACHMENT
                                   SCHEDULE A
                               I. INITIAL SYSTEMS

4.0     INITIAL SYSTEM DMS-250 5760 PORT MODEL (MODEL D-ATLANTA)

        4.1 The following represents the SuperNode equipment that will be delivered with the Initial System DMS-250 5760 Port Model equipped and wired for 5760 ports:

                a) SuperNode front end, Link Peripheral Processor, Enhanced Network and other common equipment as follows.

                        -       SuperNode equipped with BRISC60 processor, four
                                (4) 96 meg memory circuit packs per plane and SLM III.

                        -       Link Peripheral Processor equipped with twelve
                                (12) Link Interface Units, (2) Ethernet
                                Interface Units and wired for thirty six (36) Link Interface Units (LIUs).

                        - V.35 Link Peripheral Processor Interface equipment to support an equipped configuration of twelve (12) Interface Units and a wired configuration of thirty six (36) Interface Units.

                        -       Six (6) Digital Trunk equipment ISDN Ready
                                (DTEI) frames equipped and wired for 5760 trunking ports. Five thousand two hundred eighty
                                (5280) ports are equipped for SS7. Four hundred eighty (480) ports are equipped and wired for PRI functionality. All DTCIs are equipped with the latest XPM and Universal Tone Receivers for digit collection. Five thousand two hundred eighty (5280) trunks are equipped with Special Tone Receivers for Reorigination, and Continuity Tone Detectors for SS7 functionality.

                        - Two (2) Integrated Services Module (ISM) frames equipped with DMS-250 service and test circuits providing DMS-250 functionality, as well as Enhanced Digital Recorded Announcement Machine equipment.

                        - Two (2) Input Output equipment (IOE) frames equipped with:

                                -       One (1) Mag Tape Device

                                -       Four (4) SCSI Disk Drive Units

                                -       Two (2) IOC Shelves

                                -       Three (3) I/O Controllers providing
                                        twelve (12) switch interface ports

                                -       Two (2) X.25 Automatic File Transfer
                                        circuit packs

                        - Two (2) MIS frames equipped with required 500W inverters and terminal block assemblies.

                        - One (1) Meridian Cabinet Spare Storage (MCSS) cabinet to house switch spares.

                        - Two (2) Power Distribution Center (PDC) frames equipped with "A" and "B" feed fuse panels & fuses as required.

                        -       Miscellaneous equipment as follows:

                                -       Two (2) Maintenance Administration
                                        Position & one set of Furniture

                                -       Five (5) UDS 2440 Modems

                                -       One (1) Norstar Key System

                                - Two (2) M7310 Feature sets to support Norstar Key System

                                -       Two (2) RTIF Terminals

                                -       One (1) MAT Printer

                                -       One (1) Helmsman Workstation, CD ROM
                                        Software and Printer

                        - DSX panels to support a DMS-250 Initial System equipped and wired for five thousand seven hundred sixty (5760) ports.

                b) Single frame enhanced network to support a DMS-250 Initial System equipped and wired for five thousand seven hundred sixty (5760) ports.

December 3, 1996

                                                       MIDCOM Product Attachment
                                   SCHEDULE A
                               I. INITIAL SYSTEMS

        4.1     INITIAL SYSTEM DMS-250 5760 PORT MODEL D ATLANTA CONT.

                c) Initial System DMS-250 5760 Port Model Standard Features (Base and Optional) as set forth in Section IX of this Product Attachment.

                d) Nortel's standard complement of DMS-250 Initial System spares.

        4.2 INITIAL SYSTEM DMS-250 5760 PORT MODEL D ATLANTA PRICING Refer to Section VI of this Schedule A for detailed Initial System Model Pricing.

        4.3 INITIAL SYSTEM DMS-250 5760 PORT MODEL D ATLANTA OPTIONAL POWER PLANT PRICING
                The price for Optional Power Plant to support the Initial System DMS-250 5760 Port Model described in Section 4.1 above shall be seventy-four thousand nine hundred ninety dollars ($74,990). The Optional Power Plant includes batteries, rectifiers and power board equipment. The batteries are provisioned for a four (4) hour reserve period.

December 3, 1996

                                                       MIDCOM Product Attachment
                                   SCHEDULE A
                               I. INITIAL SYSTEMS

5.0      INITIAL SYSTEM DMS-250 3840 PORT MODEL (MODEL E DALLAS)

         5.1 The following represents the SuperNode equipment that will be delivered with the Initial System DMS-250 3840 Port (Model E Dallas) equipped with 3360 and wired for 3840 ports:

         a) SuperNode front end, Link Peripheral Processor, Enhanced Network and other common equipment as follows:

                 o SuperNode equipped with BRISC60 processor, four (4) 96 meg memory cps per plane and SLM III.

                 o Link Peripheral Processor equipped with twelve (12) Link Interface Units, (2) Ethernet Interface Units and wired for thirty six (36) Link Interface Units
                          (LIUs).

                 o V.35 Link Peripheral Processor Interface equipment to support an equipped configuration of twelve (12) Link Interface Units and a wired configuration of thirty six (36) Interface Units.

                 o Four (4) Digital Trunk equipment ISDN Ready (DTEI) frames equipped with 3360 and wired for 3840 trunking ports. Two thousand eight hundred eighty (2880) ports are equipped for SS7. Four hundred eighty
                          (480) ports are equipped and wired for PRI functionality. All DTCIs are equipped with the latest XPM and Universal Tone Receivers for digit collection. Two thousand eight hundred eighty (2880) trunks are equipped with Special Tone Receivers for Reorigination, and Continuity Tone Detectors for SS7 functionality.

                 o Two (2) Integrated Services Module (ISM) frames equipped with DMS-250 service and test circuits providing DMS-250 functionality, as well as Enhanced Digital Recorded Announcement Machine equipment.

                 o Two (2) Input Output equipment (IOE) frames equipped with:

                          -       One (1) Mag Tape Device

                          -       Four (4) SCSI Disk Drive Units

                          -       Two (2) IOC Shelves

                          -       Three (3) I/O Controllers providing twelve
                                  (12) switch interface ports

                          - Two (2) X-25 Automatic File Transfer circuit packs

                 o Two (2) MIS frames equipped with required 500W inverters and terminal block assemblies.

                 o One (1) Meridian Cabinet Spare Storage (MCSS) cabinet to house switch spares.

                 o One (1) Power Distribution Center (PDC) frame equipped with "A" and "B" feed fuse panels & fuses as required.

                 o        Miscellaneous equipment as follows:

                          - Two (2) Maintenance Administration Positions & one set of Furniture

                          -       Five (5) UDS 2440 Modems

                          -       One (1) Norstar Key System

                                  Two (2) M7310 Feature sets to support Norstar Key System

                          -       Two (2) RTIF Terminals

                          -       One (1) MAP Printer

                          - One (1) Helmsman Workstation, CD ROM Software and Printer

                 o DSX panels to support a DMS-250 Initial System equipped for three thousand three hundred sixty (3360) ports

         b) Single frame enhanced network to support a DMS-250 Initial System equipped for three thousand three hundred sixty (3360) ports.


December 3, 1996

                                                       MIDCOM Product Attachment
                                   SCHEDULE A
                               I. INITIAL SYSTEM


5.1      INITIAL SYSTEM DMS-250 3840 PORT (MODEL E DALLAS) CONT.

         c) Initial System DMS-250 Port Model Standard Features (Base and Optional) as set forth in Section IX of this Product Attachment

         d)       Nortel's standard complement of DMS-250 Initial System spares

5.2      INITIAL SYSTEM DMS-250 3840 PORT (MODEL E DALLAS) PRICING
         Refer to Section VI of this Schedule A for detailed Initial System Model Pricing.

5.3      INITIAL SYSTEM DMS-250 3840 PORT (MODEL E DALLAS) OPTIONAL POWER PLANT
         PRICING
         The price for Optional Power Plant to support the Initial System DMS-250 3840 Port Model described in Section 5.1 above shall be seventy-four thousand nine hundred ninety dollars ($74,990). The Optional Power Plant includes batteries, rectifiers and power board equipment. The batteries are provisioned for a four (4) hour reserve period.

December 3, 1996

                                                       MIDCOM Product Attachment
                                   SCHEDULE A
                               I. INITIAL SYSTEMS

6.0      INITIAL SYSTEM DMS-250 3840 PORT MODEL (MODEL F SEATTLE)

         6.1 The following represents the SuperNode equipment that will be delivered with the Initial System DMS-250 3840 Port (Model F Seattle) equipped with 3360 and wired for 3840 ports:

                  a) SuperNode front end, Link Peripheral Processor, Enhanced Network and other common equipment as follows:

                          o SuperNode equipped with BRISC60 processor, four (4) 96 meg memory cps per plane and SLM III.

                          o Link Peripheral Processor equipped with twelve (12) Link Interface Units, (2) Ethernet Interface Units and wired for thirty six (36) Link Interface Units (LIUs)

                          o V.35 Link Peripheral Processor Interface equipment to support an equipped configuration of twelve (12) Link Interface Units and a wired configuration of thirty six
                                  (36) Interface Units.

                          o       Four (4) Digital Trunk equipment ISDN Ready
                                  (DTEI) frames equipped with 3360 and wired for 3840 trunking ports. Two thousand eight hundred eighty (2880) ports are equipped for SS7. Four hundred eighty (480) ports are equipped and wired for PRI functionality. AR DTCIs are equipped with the latest XPM and Universal Tone Receivers for digit collection. Two thousand eight hundred eighty (2880) trunks are equipped with Special Tone Receivers for Reorigination, and Continuity Tone Detectors for SS7 functionality.

                          o Two (2) Integrated Services Module (ISM) frames equipped with DMS-250 service and test circuits providing DMS-250 functionality, as well as Enhanced Digital Recorded Announcement Machine equipment.

                          o Two (2) Input Output equipment (IOE) frames equipped with:

                                  -    One (1) Mag Tape Device
                                  -    Four (4) SCSI Disk Drive Units
                                  -    Two (2) IOC Shelves
                                  -    Three (3) I/O Controllers providing
                                       twelve (12) switch interface ports
                                  -    Two (2) X.25 Automatic File Transfer
                                       circuit packs

                          o Two (2) MIS frames equipped with required 500W inverters and terminal block assemblies.

                          o One (1) Meridian Cabinet Spare Storage (MCSS) cabinet to house switch spares.

                          o One (1) Power Distribution Center (PDC) frame equipped with "A" and "B" feed fuse panels & fuses as required.

                          o       Miscellaneous equipment as follows:

                                  -     Two (2) Maintenance Administration
                                        Positions & one set of Furniture
                                  -     Five (5) UDS 2440 Modems
                                  -     One (1) Norstar Key System
                                  -     Two (2) M7310 Feature sets to
                                        support Norstar Key System
                                  -     Two (2) RTIF Terminals
                                  -     One (1) MAP Printer
                                  -     One (1) Helmsman Workstation, CD ROM
                                        Software and Printer

                          o DSX panels to support a DMS-250 Initial System equipped for three thousand three hundred sixty (3360) ports .

         b) Single frame enhanced network to support a DMS-250 Initial System equipped for three thousand three hundred sixty (3360) ports.

December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                               I. INITIAL SYSTEMS

         6.1     INITIAL SYSTEM DMS-250 3840 PORT (MODEL F SEATTLE) CONT.

                  c) Initial System DMS-250 Port Model Standard Features (Base and Optional) as set forth in Section IX of this Product Attachment.

                  d) Nortel's standard complement of DMS-250 Initial System spares.

         6.2 INITIAL SYSTEM DMS-250 3840 PORT (MODEL F SEATTLE) PRICING Refer to Section VI of this Schedule A for detailed Initial System Model Pricing.

         6.3 INITIAL SYSTEM DMS-250 3840 PORT (MODEL F SEATTLE) OPTIONAL POWER PLANT PRICING
                 The price for Optional Power Plant to support the Initial System DMS-250 3840 Port Model described in Section 5.1 above shall be seventy-four thousand nine hundred ninety dollars ($74,990). The Optional Power Plant includes batteries, rectifiers and power board equipment. The batteries are provisioned for a four (4) hour reserve period.


December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                         II. LINK PERIPHERAL PROCESSOR

1.0      LINK PERIPHERAL PROCESSOR (LPP)

         Link Peripheral Processor ("LPP") Extensions to a DMS-500 Initial System or DMS-250 Initial System Model include the following and shall be priced as set forth below:

         1.1     LINK PERIPHERAL PROCESSOR EXTENSIONS

         The price for an LPP Extension to an existing DMS-500 Initial System (either equipped with LPP hardware or not equipped with LPP Extension) is three hundred thousand dollars ($300,000) for the first thirty-six
         (36) wired and four (4) equipped links ordered.

         The price for an LPP Extension configured as above includes the following:

         a) Link Peripheral Processor Equipment including LIU7s and/or EIU circuit packs;

         b)       Any required NIS expansions;

         c) V.35 or DS-0A interface equipment to support wired configurations;

         d) Spare unique circuit packs, if any, per standard Nortel's standard engineering sparing rules;

         1.2 LINK INTERFACE UNIT (LIU) CARDS TO EQUIP A WIRED LPP EXTENSION PRICING

         Refer to Section VI of this Schedule for detailed Link Peripheral Processor Optional Equipment Pricing.

         1.3      ETHERNET INTERFACE UNIT (EIU) CARDS TO EQUIP A WIRED LPP
                  EXTENSION

         Refer to Section VI of this Schedule for detailed Link Peripheral Processor Optional Equipment Pricing.


December 3, 1996

                                                       MIDCOM Product Attachment
                                   SCHEDULE A
                           II. ADD-ON PORT EXTENSION

1.0      ADD-ON PORT EXTENSION

         1.1     ADD-ON PORT EXTENSION

         In the event Buyer orders ports to be added to any Initial System, such ports shall be treated as an Extension to such Initial System ("Add-On Port Extension") and takes delivery of such Add-On Port Extension before the Turnover Date applicable to such Initial System, such Add-on Port Extension shall be ordered at the prices set forth in
         Section VI, 4.0 ("Add-on Port Prices") of this Schedule A, provided that Buyer orders such Add-on Port Extension(s) in minimum increments of nine hundred sixty (960) ports per Initial System.

         Such Add-On Port Prices include engineering, installation and/or testing associated with such Add-On Port Extension. In the event Buyer orders less than the minimum increments of nine hundred sixty
         (960) ports per Initial System, such ports shall be at Nortel's then-current prices.

         Refer to Section IV of this Schedule A for a detailed description of the equipment included in each Add-On Port extension.


December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                              IV. EXTENSION PORTS

1.0      DTEI EXTENSION

         1.1     DTEI EXTENSION, FULLY WIRED AND FULLY EQUIPPED ("DTEI
                 EXTENSION")

         A DTEI Extension is configured in minimum increments of 960 ports. Each DTEI Extension includes the following:

         a)       XPM+, or Nortel's then-current common control;

         b) A quantity of NT6X50AB circuit packs, based on Nortel's engineering rules for the DTEI Extension;

         c) Either UTR, STR, CTD for DTCs configured for SS7 or PTS capability; or UTR and ISDN pre-processor circuit packs configured for ISDN PRI capability, as ordered by Buyer;

         d) ENET, MS or processor memory Equipment, as required for the DTEI Extension;

         e) DMS-500 or DMS-250 Service/Test Circuits, as required for the DTEI Extension;

         f) Power Distribution Center (PDC) Equipment, as required for the DTEI Extension; and

         g) Spare circuit packs, if required, based on Nortel's standard sparing guidelines.

         1.2      DTEI FULLY WIRED AND FULLY EQUIPPED PORT EXTENSION PRICE

         Refer to Section VI, 5.0 ("Extension Port Pricing") for detailed port Extension pricing.

         1.3     DTEI EXTENSION OPTIONAL EQUIPMENT

                 1.3.1    DIALABLE WIDEBAND

                 Buyer may order 2 NTAX78AA circuit packs per DTC instead of the NT6X44AA circuit packs with which a DTEI Extension is equipped for an additional price of Five Thousand Dollars ($5,000) per DTC or Ten Thousand Dollars ($10,000) per DTEI frame.

                 1.3.2    ECHO CANCELLATION

                 Buyer may order NT6X50EC circuit packs for a DTEI Extension for installation prior to its Turnover Date for an additional price of Seventy Dollars ($70) per port.



December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                              IV. EXTENSION PORTS

2.0      LTEI PORT EXTENSIONS

         2.1      LTEI EXTENSION, FULLY WIRED AND FULLY EQUIPPED ("LTEI
                  EXTENSION")

                  An LTEI Extension is configured in minimum increments of 960 Ports. Each LTEI Extension includes the following:

         a)       XPM+, or Nortel's then-current common control;

         b) ENET, NIS or processor memory Equipment, as required for the LTEI Extension;

         c)       DMS-500 Service/Test Circuits, as required for the LTEI
                  Extension;

         d) Power Distribution Center (PDC) Equipment, as required for the LTEI Extension; and

         e) Spare circuit packs, if required, based on Nortel's standard sparing guidelines.

         2.2      LTEI FULLY WIRED AND FULLY EQUIPPED PORT EXTENSION PRICE

                  Refer to Section VI, 5.0 ("Extension Port Pricing") for detailed port Extension pricing.



December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                              IV. EXTENSION PORTS

3.0      ESMA PORT EXTENSIONS

         3.1      ESMA EXTENSION, FULLY WIRED AND FULLY EQUIPPED ("ESMA
                  EXTENSION")

                  An ESMA Extension is configured in minimum increments of 960 ports. Each ESMA Extension includes the following:

         a)       Nortel's then-current common control;

         b) Universal Tone Receivers (UTRs) and ISDN pre-processor circuit packs when ISDN PRI capability be required;

         c) ENET, MS or processor memory Equipment, as required for the ESMA Extension;

         d)       DMS-500 Service/Test Circuits, as required for the ESMA
                  Extension;

         e) Power Distribution Center (PDC) Equipment, as required for the ESMA Extension;

         f) Optional Class Modem Resource circuit packs (N6X78AA), one (1) per ESMA module; and

         g) Spare circuit packs, if required, based on Nortel's standard sparing guidelines.


         3.2      ESMA FULLY WIRED AND FULLY EQUIPPED PORT EXTENSION PRICE

                  Refer to Section VI, 5.0 ("Extension Port Pricing") for detailed port Extension pricing.


December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                         V. DMS-250 TO DMS-500 UPGRADE

1.0      DMS-250 TO DMS-500 SYSTEM UPGRADE

         1.1     DMS-250 TO DMS-500 SYSTEM UPGRADE INCLUDES:

                 As used in this Product Attachment, the DMS-250 to DMS-500 System Upgrade shall consists of the following configuration of Equipment and Software:

                 a)       DMS-500 Common and Peripheral equipment as follows:

                          o One (1) DTEI frame equipped and wired for 960 SS7 Interworking Ports.

                          o Two (2) LTEI frames equipped and wired for 1920 Trunking Ports.

                          o ENET Equipment as required for the DMS250 to DMS-500 System Upgrade.

                          o One (1) Integrated Services Module (ISME) frame equipped with DMS-100 service circuits. (DMS-250 service circuits already exist).

                          o       Two (2) SCSI Disk Drive Units.

                          o Four X.25 Automatic File Transfer circuit packs.

                          o Two (2) 96mb memory circuit packs, as required, to support the additional DMS-500 Base Software being added.

                          o Two (2) X.25 Automatic FileTransfer circuit packs

                          o       Four (4) Link Interface Units to be
                                  engineered in existing LPP frame.  The four
                                  (4) link interface units are being provided for interworking.

                          o       Two (2) Ethernet Interface Units (EIUs)

                          o       DMS-500 Base Software.

                          o Nortel's standard complement of DMS-500 system spares for the above defined equipment. Spares are only being provided for unique circuit packs engineered for this DMS-250 to DMS-500 System Upgrade.

         1.2      DMS-250 TO DMS-500 UPGRADE PRICING

                  Refer to Section VI, 8.0 ("DMS-250 to DMS-500 Upgrade Pricing") for detailed Upgrade pricing.



December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                    VI.  DMS-250 AND DMS-500 PRICING MATRIX


1.0      COMMITMENT LEVEL TABLE

         Commitment Level

         1       $0-  $9,999,999M
         2       $10-$19,999,999M
         3       $20-$29,999,999M
         4       $30-$39,999,999M

2.0      PRICE MATRIX FOR INITIAL SYSTEM MODELS

Commitment       NYC-500          Chi-500          LA-500           Atl. 250
   Level         Model A          Model B          Model C          Model D
----------       -------          -------          -------          -------
       1         $ 3,019,875      $2,961,315       $3,136,995       $1,850,220
       2         $ 2,819,500      $2,763,820       $2,930,860       $1,727,160
       3         $ 2,607,125      $2,554,805       $2,711,765       $1,598,340
       4         $ 2,394,750      $2,345,790       $2,492,670       $1,469,520

                 Dls-250          Seattle-250
                 Model E          Model F
                 -------          -------
                 $1,557,420       $1,557,420
                 $1,448,760       $1,448,760
                 $1,336,740       $1,336,740
                 $1,224,720       $1,224,720

NOTES:

Power for the above Systems is not included in the price and should be added per Section I.1.0 through 6.0 of this Schedule A.

3.0      LINK PERIPHERAL PROCESSOR PRICING

Commitment
   Level         LIU Addition          EIU Addition
   ------        ------------          ------------
       1         $ 11,000                  $ 14,000
       2         $ 10,500                  $ 13,500
       3         $ 10,000                  $ 12,500
       4         $  9,500                  $ 11,500


December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                     VI. DMS-250 AND DMS-500 PRICING MATRIX

4.0    ADD-ON PORT PRICES (PER EACH PORT)

      Commitment
        Level       DTC7/LTC       DTC1 LD       DTCI Local        ESMA
        -----       --------       -------       ----------        ----
          1          $ 136           $ 154         $ 278          $ 168
          2          $ 129           $ 146         $ 264          $ 160
          3          $ 123           $ 139         $ 250          $ 151
          4          $ 116           $ 131         $ 236          $ 143

5.0    EXTENSION PORT PRICING (PER EACH PORT)

     Commitment
        Level       DTC7/LTC       DTCI LD       DTCI Local        ESMA
        -----       --------       -------       ----------        ----
          1           $ 204         $ 240          $ 417           $ 252
          2           $ 194         $ 228          $ 396           $ 239
          3           $ 184         $ 216          $ 375           $ 226
          4           $ 174         $ 204          $ 354           $ 214

6.0    Discount Matrix - Initial System Optional Software License
       Fees (Pre-Turnover)

       In the event Buyer elects to license during the Product Attachment Term, Optional Software, listed in Sections VIII and X of this Schedule A, prior to the Turnover Date associated with an Initial System on which such Optional Software is to be installed, the Software Discount associated with the applicable Commitment Level set forth below shall be applied to the Optional Software License Fees listed in Sections VIII and X of this Schedule A.

                                        Software
        Commitment Level                Discount
        ----------------                --------
              1                            65%
              2                            70%
              3                            75%
              4                            80%

7.0    DISCOUNT MATRIX - INITIAL SYSTEM OPTIONAL SOFTWARE LICENSE FEES
       (POSTTURNOVER)

       In the event Buyer elects to license during the Product Attachment Term, Optional Software listed in Sections VIII and X of this Schedule A, during the twelve (12) month period following the Turnover Date associated with the Initial System on which such Optional Software is to be installed, the Software Discount associated with the applicable Commitment Level set forth below shall be applied to the Optional Software License Fees listed in, as applicable, Sections VIII and X of this Schedule A, during the term of the contract.

                                        Software
        Commitment Level                Discount
        ----------------                --------
              1                            30%
              2                            35%
              3                            40%
              4                            45%



December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                     VI. DMS-250 AND DMS-500 PRICING MATRIX

8.0      DMS-250 TO DMS-500 UPGRADE PRICING

         Nortel shall make available to Buyer a DMS-250 to DMS-500 Software and Equipment upgrade to include those items listed in Section V of this Schedule A, for the prices set forth below:

              Commitment               DMS-250 to DMS-500
                Level                    Upgrade Price
                -----                    -------------
                  1                        $ 571,875
                  2                        $ 518,750
                  3                        $ 465,625
                  4                        $ 412,500

9.0    DMS-250 IEC02 TO UCS05 SOFTWARE UPGRADE PRICING

       Nortel shall make available to Buyer a DMS-250 IEC02 to UCS05 Software Upgrade, when Generally Available, at the price set forth below.

  Commitment
    Level                      Upgrade Price
    -----                      -------------
     1-4                        $ 65,000



December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                         VII DMS-500 STANDARD FEATURES

1. DMS-500 INITIAL SYSTEM STANDARD FEATURES

1.1      DMS-500 INITIAL SYSTEM BASE AND OPTIONAL SOFTWARE PACKAGES

         The following represents the DMS-500 LLT0B005 base and optional Software packages that are included in the price of a DMS-500 Initial System Model A, Model B and Model C, ("Standard Features"). The following is a list of Software only included in the Schedule A Initial System(s); this list does not include any/all required Equipment to provide feature functionality.

FEATURE/
MASTER PKG         S/W PACKAGE     DESCRIPTION
--------------     -----------     -----------
UCS0005                            UCS TANDEM SERVICES BASE
                   NTX292BA        Enhanced Security-without Password Encryption
                   NTX702BB        DMS-500 Universal Master Package (UCS)
                   NTXOOOAA        Bilge
                   NTX001AA        Common Basic
                   NTX048AA        Synchronization
                   NTX051AA        Automatic Trunk Testing
                   NTX053AA        Maintenance Assistance Package
                   NTX055AA        Trunk Test Position (TTP)
                   NTX055AB        TTP Digit Verification
                   NTX055AC        TIP Transmission Measurement
                   NTX056AA        Enhanced Administration
                   NTX060AB        Network Management
                   NTX060BB        Network Management - Enhanced
                   NTX072AA        International Direct Distance Dialing (IDDD)
                   NTX074AA        Disk Data Storage Storage System
                   NTX085AA        Traffic Separation Peg Count
                   NTX087AA        Traffic Separation Usage
                   NTX088AA        Traffic Separation Report
                   NTX099AA        Operational Measurements Enhancements
                   NTX122AA        OM Call Attempts Summary
                   NTX136AA        Automatic Transmission Measuring System
                   NTX202AA        DMS-250 Operational Measurements on Tape
                   NTX203AA        DMS-250 104 Testlines
                   NTX220BA        DMS-250 Base Package (Type II)
                   NTX221BA        DMS-250 Call Detail Recording (Type II) Billing
                   NTX222BA        DMS-250 Call Processing (Type II)
                   NTX227BA        DMS,250 Time Of Day Routing
                   NTX228BA        DMS-250 DCM Channel Unit Cross Reference
                   NTX230BA        DMS-250 Speed Numbers (Public/Private)
                   NTX231BA        DMS-250 Incoming Exclusion
                   NTX234BA        DMS-250 Authcodes (Type II)
                   NTX235BA        DMS-250 Restricted Usage By Date and Time
                   NTX236BA        DMIS-250 Alternate Trunk Group Treatments
                   NTX239BA        DMS-250 Translation Verification
                   NTX244AB        Enhanced Sequential Trunk Hunting
                   NTX269AA        Universal Tone Receivers
                   NTX270AA        New Peripheral Maintenance Package
                   NTX291AA        Enhanced Real Time Indicator
                   NTX321BA        DMS-500 Generic Offnet Access Trunks (FG-B)

December 3, 1996

                                                       MIDCOM Product Attachment
                                   Schedule A

                      VII.      DMS-500 Standard Features

1.1    DMS-500 INITIAL SYSTEM BASE AND OPTIONAL SOFTWARE PACKAGES (CONT.)

FEATURE/
MASTER PKG         S/W PACKAGE     DESCRIPTION
--------------     -----------     -----------
UCS00005                           UCS TANDEM SERVICES BASE
                   NTX702BB        DMS-250 Universal Master Package (UCS)
                   NTX342BA        DMS-250 Equal Access Base Package (FG-D)
                   NTX343BA        DMS-250 Equal Access (Type II) - ANI Scrn
                   NTX347AA        DMS, Base Data Communication Software
                   NTX351BA        DMS-250 Automatic Trunk Routining
                   NTX445AB        Operational Measurement Selective Output
                   NTX738AC        Switch Performance Monitoring System (SPMS)
                   NTX801AA        Toll Features I
                   NTX827AA        New Peripherals Performance Measurements
                   NTX903AA        Transmission Measurements
                   NTXA11AA        Patch Administration & Downloading via X.25
                   NTXG22AA        DMS-250 UCS Outgoing FG-D Enhancements
                   NTXG24AA        DMS-250 Integrated Echo Cancellor
                   NTXJ35AA        Maintenance Managers Report
                   NTXL02AA        DMS-250 UCS Dialing Plan Enhancements
                   NTXL05AA        DMS-250 Roaming PINs
                   NTXL79AA        DMS-250 XPM+ for DTC7/DTCI
                   NTXR34AB        XPM Plus Basic
                   NTXR42AA        Firmware Downloading
                   NTXG18AA        DMS-250 Safe Store TAP (X.25 Applications)
                   NTXM70AA        UCS Tandem Services Base
                   NTX065AA        Service Analysis
                   NTX142AA        DS-1 64 KBPS Clear
                   NTX143AA        DS-1 ESF
                   NTX167AB        CCS7 Trunk Signalling
                   NTX226BA        DMS-250 ATB by NPA Using Operational Meas.
                   NTX232BA        DMS-250 ATB by NPA Using Logs
                   NTX233BA        DMS-250 Off Hook Queuing
                   NTX237AA        DMS-250 Nailed Up Connections
                   NTX340BA        DMS-250 Adaptive Routing
                   NTX346BA        DMS-250 Intra Lata Intra State Screening
                   NTX361BA        DMS-250 CCS7 IMTS
                   NTX368BA        DMS-250 Multiple Authcode Sets
                   NTX437AA        Random Conditional Routing
                   NTX550AA        CCS7 Transaction Service Support
                   NTX836AA        LPP V.35 Subrate Links
                   NTX839AB        LPP Enhanced Maintenance and Bert
                   NTX840AA        LIU7 Gateway Message Screening
                   NTX882AA        Bit Error Ratio Indicator for Toll Switches
                   NTX883AA        Inter Office Trunk Bit Error Rate
                   NTX885AB        Switch Pat Diagnostics
                   NTX945AA        MS Base Link Maintenance
                   NTXA67AA        Extended XPM Diagnostics
                   NTXE01AA        Enhanced Network Basic (ENET)



December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                         VII. DMS-500 STANDARD FEATURES

1.1     DMS-500 INITIAL SYSTEM BASE AND OPTIONAL SOFTWARE PACKAGES (CONT.)

FEATURE/
MASTER PKG         S/W PACKAGE     DESCRIPTION
--------------     -----------     -----------
UCS00005                           UCS TANDEM SERVICES BASE
                   NTXM70AA        UCS Tandem Services Base Cont.
                   NTXE32AA        CCS7 Preventative Cyclical Retransmission
                   NTXE65AA        MPC X25 Interface
                   NTXE98AA        High Speed MPC
                   NTXF05AA        Ethernet Interface Unit
                   NTXF19AA        TCP/IP Protocols
                   NTCF20AA        LMS on LPP
                   NTXF71AB        SuperNode Enhanced Messaging
                   NTXG10AA        DMS-250 CNS CCITT 1984 X.25 Datacom
                   NTXG13AA        DMS Base Data Access Interface Session
                   NTXG18BA        DMS-250 Safe Store Tap
                   NTXG20AA        DMS-250 SS7 FG-D
                   NTXG28AA        DMS-250 Enhanced COS Screening
                   NTXG34AA        DMS-250 Trunk Group and CLLI name analysis
                   NTXG35AA        DMS-250 Paystation Pretranslator
                   NTXG42AA        DMS-250 SS7 IMT Terminations to DTU
                   NTXG46AA        DMS-250 Direct Termination Service
                   NTXG49AA        DMS-250 UCS SS7 UCP (Base ISUP)
                   NTXJ40AA        LIU7 Gateway Verification Tools
                   NTXJ41AA        CCS7 Test Tools
                   NTXJ44AA        SLM File System
                   NTXJ94AA        Mandatory Parallel AMA
                   NTXL01AB        DMS-250 UCS, Account Code Screening Enh.
                   NTXL03AA        DMS-250 UCS to USP ISUP Interworking
                   NTXL04AA        DMS-250 UCS SS7 Intra/Inter Networking
                   NTXL08AA        DMS-250 UCS X.25 Transport
                   NTXL09AA        DMS-250 UCS PRA
                   NTXL11AA        DMS-250 UCS to MCI ISUP Interworking
                   NTXL124A        DMS-250 UCS to FGD ISUP Interworking
                   NTXL14AA        DMS-250 UCS International Partitioning
                   NTXL47AA        DMS-250 Lower Layer Compatibility
                   NTXN16AA        Enhanced Dram
                   NTXN18AA        FBUS LIU Base
                   NTXN19AA        LIU7 for LPP Based CCS7 Applications
                   NTXN68AA        XPM Broadcast Patching
                   NTXN83AA        LIS Common
                   NTXP10AA        Network Module Software
                   NTXP13AA        Enet Switch Path Diagnostics
                   NTXP14AA        Dirp Parallel Storage Size Increase
                   NTXQ51AA        MS SR512 Lis Controller
                   NTXR70AA        CM Base for OPC
                   NTXR72AA        CCS7 MTP/SCCP for LPP
                   NTXS11AA        File Transfer Protocol


December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                         VII. DMS-500 STANDARD FEATURES

1.1    DMS-500 INITIAL SYSTEM BASE AND OPTIONAL SOFTWARE PACKAGES (CONT.)

FEATURE/
MASTER PKG         S/W PACKAGE     DESCRIPTION
----------         -----------     -----------
UCS00005                           UCS TANDEM SERVICES BASE
                   NTXM70AA        UCS Tandem Services Base Cont.

                   NTXX26AA        DMS-250 UCS X-25 Data Transport
                                     Enhancements
                   NTXX30AA        UCS Enhanced Dialing Plan Phase II
                   NTXX32AA        Enhanced PANI on UCS
                   NTXX42AA        Disallow Reorigination on EANT FG-D
                                     Trunks
DMS-500 LOCAL
BAS00001                           Base COOK
                   NTX243AA        AMA Teleprocessing System
BAS00002                           Base ANI
                   NTX986AA        Automatic Number Identification with AMA
BAS00003                           Base Generic
                   NTX000AA        Bilge
                   NTX001AA        Common Basic
                   NTX006AA        Business Lines
                   NTX007AB        PBX Interface I
                   NTX008AB        PBX Interface II
                   NTX019AA        Civic Services
                   NTX020AC        Vert. Services (POTS)
                   NTX021AA        Remote Call Forward
                   NTX029AA        Direct Dialing Overseas, Toll
                   NTX041AB        CCS7 MTP/SCCP
                   NTX042AA        Local AMA
                   NTX043AA        Local CDR
                   NTX044AA        CAMA
                   NTX045AA        Usage Sen Pricing
                   NTX048AA        Synchronization
                   NTX048AB        Synchronization Censium Master Clock
                   NTX048BA        Synchronization Stratum 3
                   NTX048CA        Synchronization Stratum 2
                   NTX049AC        Circle Digit ID
                   NTX049AD        Sgl Pty Rev Call
                   NTX049AE        North Elec ANI Frmt
                   NTX049AG        ITT ANI Format
                   NTX049AH        Come Again Signaling
                   NTX049AL        Time and Temperature
                   NTX051AA        Automatic Trunk Testing
                   NTX052AB        ROTL
                   NTX053AA        Maintenance Assistance Package
                   NTX054AA        Line Test Position (LTP)
                   NTX055AA        Trunk Test Position (TTP)
                   NTX055AB        TTP Digit Verification
                   NTX055AC        TTP Transmission Measurement
                   NTX055BA        RONI Trunk Testing
                   NTX056AA        Enhanced Administration
                   NTX059AB        Poll OM Data via Dpk

December 3, 1996

                                                       MIDCOM Product Attachment
                                   SCHEDULE A
                         VII. DMS-500 STANDARD FEATURES

1.1    DMS-500 INITIAL SYSTEM BASE AND OPTIONAL SOFTWARE PACKAGES (CONT.)

FEATURE/
MASTER PKG         S/W PACKAGE     DESCRIPTION
----------         ------------    -----------
BAS0003 Cont.
                   NTX060AB        Network Management
                   NTX060BB        Enhanced Network Management
                   NTX063AA        Echo Suppresser
                   NTX065AA        Service Analysis
                   NTX066AB        Bilingual Interface
                   NTX074AA        Disk Data Storage System
                   NTX076AA        AMA Enhanced
                   NTX077AA        Online Peripheral Software
                   NTX080AA        LAMA Enhanced
                   NTX080BA        Term Call Blng
                   NTX082AA        Sub Line Usage
                   NTX083AA        Feature Group A
                   NTX085AA        Traffic Sep Peg Count
                   NTX087AA        Traffic Sep Usage
                   NTX088AA        Traffic Sep Report
                   NTX089AA        Enhanced Coin Services
                   NTX090AA        Coin Services
                   NTX094AA        Digital Sub Svcs
                   NTX098AA        Bellcore CAMA Format
                   NTX099AA        OM Enhancements
                   NTX120AA        Office Hardware Inv. Pkg
                   NTX121AA        Overlap Outpulsing (Trunk to Trunk)
                   NTX122AA        OM Call Attempts Summary
                   NTX129AA        2Way Opr Office Trunk
                   NTX136AA        Automatic Transmission Measuring System
                   NTX139AA        Revert Pulse Dig Ln
                   NTX142AA        DS-1 64 Kbps Clear
                   NTX143AA        DS-1 ESF
                   NTX159AA        Bellcore LAMA Format
                   NTX160AA        Multiunit Msg Rt Svc
                   NTX174AA        Automatic Identification of Outward Dialing
                   NTX190AA        FGB, AMA Tandem NT Fmt
                   NTX192AA        4X Opr Bell Format ANI
                   NTX193AA        4X Opr AMR5 Format ANI
                   NTX195AA        Mech Loop Test Interface
                   NTX196AA        Clng No Announcement
                   NTX202AA        DMS-500 Operational Measurements
                   NTX206AA        Unauthorized Digit Service Detection
                   NTX209AB        FGB AMA End AT&T Format
                   NTX210AA        No 2 SCC Interface
                   NTX211AB        FGB, AMA. Tandem AT&T Format
                   NTX215AA        SES No 2 Interface
                   NTX218AA        1A/1B EADAS I/F
                   NTX227AA        DMS-500 Time of Day Routing
                   NTX237AA        DMS-500 Conference Calling

December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                         VII. DMS-500 STANDARD FEATURES


1.1      DMS-500 INITIAL SYSTEM BASE AND OPTIONAL SOFTWARE PACKAGES (CONT.)

FEATURE/
MASTER PKG         S/W PACKAGE     DESCRIPTION
----------         ------------    -----------
BAS0003 Cont.
                   NTX244AB        Enhanced Sequential Trunk Hunting
                   NTX268AA        FGB AMA End NT Format
                   NTX269AA        Uuniversal Tone Receivers
                   NTX270AA        New Peripheral Maint. Package
                   NTX272AA        XPM Maintenance
                   NTX273AA        Multi Protocol Controller BX.25
                   NTX274AA        DTC 30 Carrier Maintenance
                   NTX277AA        Dialable Line Ckt ID
                   NTX290AA        Tanderming Supervision and Treatment
                   NTX291AA        Enhanced Real Time Indicator
                   NTX292AB        Enhanced Security with password
                   NTX293AA        Enhanced Security Package II
                   NTX385AA        OM Thresholding and Alarms
                   NTX395AA        Remote MB via Scan Point
                   NTX437AA        Random Conditional Routing
                   NTX445AB        OM Selective Output
                   NTX445AB        1A EADAS Network Mgmt.
                   NTX479AA        Intl. Univ. Tone ACUR Support
                   NTX488AA        International Tune of Day Routing
                   NTX558AA        CC EO DP/DTMF Genrtn
                   NTX559AA        CC SSP DP/DTMF Sprtn
                   NTX560AB        NOP Generic RO Service
                   NTX562AA        NOS Data Collection
                   NTX712AA        CCS7 Data Port
                   NTX721AA        Interval Announcement Response Capability
                   NTX730AA        Multilink, ASCII Driver
                   NTX738AC        Switch Performance Monitoring System
                   NTX801AA        Toll Features I
                   NTX802AA        Toll Features II
                   NTX806AA        Enhanced Call FWD (POTS)
                   NTX807AB        Call Waiting (POTS)
                   NTX808AA        Enhanced TWC (POTS)
                   NTX812AA        Centralized MAP
                   NTX813AA        Centralized Alarms
                   NTX827AA        New Peripherals Performance Measurements
                   NTX881AC        Sw Bit Error Ratio Maintenance
                   NTX882AA        Bit Error Ratio Indicator for Toll Switches
                   NTX883AA        Interoffice Trk Bit Error Ratio Testing
                   NTX885AB        Switch Path Diagnostics
                   NTX892AA        MPC Multilink Management
                   NTX901AA        Local Features II
                   NTX902AA        Local Features II
                   NTX903AA        Transmission Measurements
                   NTX925AA        ISC Time of Day and Percentage Routing


December 3, 1996

                                                       MIDCOM Product Attachment
                                   SCHEDULE A
                         VII. DMS-500 STANDARD FEATURES

1.1   DMS-500 INITIAL SYSTEM BASE AND OPTIONAL SOFTWARE PACKAGES (CONT.)

FEATURE/
MASTER PKG         S/W PACKAGE     DESCRIPTION
----------         ------------    -----------
BAS0003 Cont.
                   NTX940AA        CM Bilge
                   NTX941AA        CMCommcn
                   NTX942AB        DMS SuperNode System Load Module
                   NTX944AA        Base Mode Maintenance
                   NTX945AA        MS Base Link Maintenance
                   NTX950AA        MS Bilge
                   NTX951AA        MS Common
                   NTX987AA        Fiber Mtc Basic Mode
                   NTX989AA        Cxr Access Code Blocking
                   NTXA11AA        Patch Administration and Downloading
                   NTXA15AA        Call Progress Comfort Tones
                   NTXA67AA        Extended XPM Diagnostics
                   NTXA89AA        SMDR Time Dump for BNM
                   NTXB01AA        Intl Traffic Separation Report
                   NTXB74AA        EBI A-Law
                   NTXB91AA        411 Rec on Mag Tape
                   NTXE01AA        Enhanced Network Basic
                   NTXE30AA        CCS7 Signaling Link Enhanced Maint MSB7
                   NTXE54AA        System Load Module II
                   NTXE65AA        MPC X.25 Interface
                   NTXE98AA        High Speed MPC
                   NTXF04AA        File Processor
                   NTXF05AA        Ethernet Interface Unit (EIU)
                   NTXF06AA        Application Processor Base
                   NTXF07AA        Fault Tolerant File System
                   NTXF19AA        TCP/IP Protocols
                   NTXF20AA        LMS on LPP
                   NTXF26AA        Synchronization BITS Composite Master
                   NTXF27AA        Synchronization Cesium Loran CMA
                   NTXF46AA        Base SCM Access
                   NTXF71AB        SuperNode Enhanced Messaging
                   NTXG13AA        DMS Base Data Access Interface Session (DAIS)
                   NTXG18BA        DMS-500 Safe Store Tap
                   NTXH10AA        PCM-30 Maintenance Enhancements
                   NTXH11AA        M20 Enhancements
                   NTXH51AA        PCM30 LGO/DTCO Spt.
                   NTXH62AA        Perform on PLGC/PDTC/PRCC
                   NTXH63AA        DMS-300 ANSI ISUP to CCITT TUP Interworking
                   NTXH77AA        Channelized Access on LPP/Lis
                   NTXH91AA        DMS-300 Real Time File Transfer
                   NTXJ35AA        Maintenance Managers Report
                   NTXJ44AA        SLM File System
                   NTXJ58AA        Cancel Call Waiting
                   NTXJ94AA        Mandatory Parallel AMA

December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                         VII. DMS-500 STANDARD FEATURES

1.1    DMS-500 Initial System Base and Optional Software Packages (Cont.)

FEATURE/
MASTER MG          S/W PACKAGE     DESCRIPTION
---------          -----------     -----------
BAS0003 Cont.
                   NTXP17AA        DMS-500 Billing Server Base
                   NTXP72AA        ENET 16K Configuration
                   NTXP81AA        Remote Act of LLC
                   NTXP90AA        Meridian SuperNode Option 201
                   NTXP94AA        FITS Disk Shadowing
                   NTXP97AA        IEM Basic Event Consolidation
                   NTXQ32AA        Digital Audio Tape (DAT) Storage
                   NTXQ51AA        MS SR512 LIS Controller
                   NTXQ52AA        Support for MS Resident LIS Controller
                   NTXQ96AA        IEM Base Phase III
                   NTXR21AA        EADAS Hardware Inventory Control
                   NTXR34AB        XPM Plus
                   NTXR42AA        Firmware Downloading
                   NTXR46AA        Robustness Enhancements
                   NTXR70AA        CM Base for DMS SuperNode Data Manager
                   NTXS00AA        Interchangeable NPA
                   NTXS07AA        Telco Defined Login Banner
                   NTXS11AA        File Transfer Protocol (DARPA)
                   NTXS29AA        APU Maintenance
                   NTXS72AA        Software Support for EDRAM Uploading
                   NTXVOOAA        DN Screening Database - Base
                   NTXV11AA        PCM-30 Digital Trunk controller Interface
                   NTXV18AA        Message Transfer Part (MTP)
                   NTXV20AA        DMS-100 Automatic File Transfer (AFT)
                   NTXV26AA        DN Screen Enhancement III
                   NTXW00AA        World Line Card - Basic
                   NTXX98AA        DMS-MTX MNP
BAS00004                           Base OA&M
                   NTXN31AA        Operations System Interface Enhancement
BAS00007                           Base Logs
                   NTXQ95AA        Line Log Reduction
BASE0001                           Base 0001
                   NTX243AA        AMA Teleprocessing
BASE0006                           Base SN Series 60 Processor
                   NTXR61AA        SN SR60 Processor
TEL00001                           Telecom Layer
                                   Refer to "BAS00003" above
BAS00020                           Base Flexible Bellcore AMA
                   NTX737AB        Flexible Bellcore AMA
BAS00028                           Base DPP
                   NTXF14AA        High Capacity DPP

December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                         VII. DMS-500 STANDARD FEATURES

1.1    DMS-500 INITIAL SYSTEM BASE AND OPTIONAL SOFTWARE PACKAGES (CONT.)

FEATURE/
MASTER PKG         S/W PACKAGE     DESCRIPTION
----------         -----------     -----------
LOC00001                           Local Services
                   NTX297AA        Bridged Services
SS700001                           SS7 Trunk Signalling
                   NTX167AB        SS7 Trunk Signaling Base
                   NTX875AA        SS7 Mass Trunk Conversion
                   NTXE66AA        SS7 ISUP Option Controls
                   NTXJ54AA        SS7 FGD MF/SS7 Interworking
                   NTXP48AA        SS7 2-Wire Emulation
UDD00001                           UDD Services
                   NTX072AA        US DDD International DDD
                   NTX735AA        U.S. DDD Flexible Automatic Number Ident.
WLC00001                           World Line Card Enhanced
                   NTXW03AA        Over Voltage Reporting
                   NTXW20AA        North American 900 +2 Type A Template
                   NTXW21AA        North American 900 +2 Type B Template
                   NTXD26AA        SuperNode Series 60 Processor Master
EQA00006                           EQA C71SUP IRLTA, CNTN EAEO
EQA00008                           EQA POTS IRALATA PIC EAEO
EQA00009                           EQA IBN IRALATA PIC EAEO
ENS00005                           ENS ENHANCED 911
ENS00001                           ENS LDT PSAP
MDC00004                           MODC CLASS ON MDC
MDC00008                           MDC MBS STANDARD
MDC00009                           MDCPRO
MDC00010                           MDC CLASS ON MDC/MPV II
MDC00035                           MDC TEEN SERVICE
                   MDC00035-Vl     MDC Teen Svc per 100 Line Fee

Right to Use Software License for the following packages is based on the number of LGCs (Local) ot DTCs (Long Distance) required to support equal access functionality. Software Right to Use for these packages is provided as part of the DMS-500 Initial System price and DMS-250 to DMS-500 upgrade price based on the equipment configurations as defined in this Schedule A, Sections I and V. Extensions past the equipment engineered with the DMS-250 to DMS-500 Upgrade and the DMS-500 Initial System would incur additional Right to Use Software License fees as defined in below:

EQA00001             EQUAL ACCESS LOCAL
                     EQA00001-VI Equal Access Local per LGC fee    $ 4,800
EQA00002             EQUAL ACCESS TOLL
                     EQA00002-VI EA Toll per DTC fee               $ 4,800

December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                         VII. DMS-500 STANDARD FEATURES

Right to Use Software License for the following packages is based on a per line basis, based on the type of line (Class, Centrex or BRI) that is ordered. Equipment engineered, furnished and install in addition to that which is included with the DMS-250 to DMS-500 Upgrade configurations as defined in this Schedule A, Section V, subparagraph 1.0 and the DMS-500 Initial System are subject to the additional Right to Use Software License fees as defined below:

Centrex:       The Software Right to Use Fee for the following Centrex Software packages on a per line charge basis is $14 for Extensions and $9 for Initial
Systems:

MDC00001         MERIDIAN DIGITAL CENTREX MIN.
MDC00003         MDC-MDC STANDARD
MDIC00007        MDC MBS MINIMUM

BRI:     The Software Right to Use Fee for the following BRI Software packages on a per line charge basis is $300 for Extensions and $250 for Initial Systems:

NIO00007         NIO ISDN BASE (REQD ALL ISDN)
NIO00008         NIO NI-1 BRI
NIO00010         NIO NI-1 PACKET SERVICES

CLASS          The Software Right to Use Fee for the following CLASS Software packages on a per line charge basis is $29 for Extensions and $19 for Initial Systems:.

RES00003         RES DISPLAY FUNCT. & PRIVACY
RES00005         RES NON-DISPLAY SERVICES
RES00006         RES SERVICE ENABLER
RES00021         RES ANONYMOUS CALLER REJECTION
RES00030         RES CUSTOMER ORIGINATED TRACE
RES00032         RES SELECTIVE CALL FORWARDING
RES00033         RES SELECTIVE CALL REJECTION
RES00034         RES DISTINCTIVE RINGING/CALL WAITING
RES00035         RES SELECTIVE CALL ACCEPTANCE



December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                         VII. DMS-500 STANDARD FEATURES

1.1     DMS-500 INITIAL SYSTEM BASE AND OPTIONAL SOFTWARE PACKAGES (CONT.)

FEATURE/
MASTER PACKAGE     S/W PACKAGE     DESCRIPTION
--------------     -----------     -----------
NTS00005                           EQUAL ACCESS 800
NTS00012                           NTS EXTENDED CAPABILITY
NIO00022                           NIO ISDN PRI BASE
                   NIO00022-VI     NIO ISDN PRI Base per PRI link    $ 2,000
RES00002                           RES ADV. CUSTOM CALLING FEAT.
                   RES00002-VI     RES ACCF per 100 lines            $ 2,500
RES00004                           RES INTERFACE FUNCTIONALITY
                   RES00004-VI     RES I/F Funct. per 25 links       $25,000
RES00017                           RES TEEN SERVICE
RES00019                           RES CALL FWD REMOTE ACTIVATION

N00R00001                          N00 ROUTING
                                   N00 Routing
                                   Info Digit 24 Functionality
NOOR00002                          N00/NXX TCAP SERVICES
                                   TCAP Based N00 Routing
                                   TCAP Based NXX Dialing Plan
                                   Auto Code Gapping
                                   N00 TCAP Route Advance
NSER0001                           NETWORK SERVICES
                                   ANI Delivery on DALTIE
                                   STS/Netinfo Mapping
NSER0003                           INTER/INTRA IMT SUPPORT
                                   Inter/Intra IMT Support
NPRI0001                           NETWORK INTERFACES PRI
                                   PRI D-Channel Backup
                                   Access Transport
UDWS0001                           UCS DWS
                                   DWS FG-D ISUP
                                   DWS IMT ISUP
                                   DWS PRI
CRDS0001                           CARD SERVICES
                                   Calling Card
                                   Enhanced Calling Card
                                   TCN Log Enhancements
                                   MCCS Dedicated

December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                         VII. DMS-500 STANDARD FEATURES

1.1   DMS-500 INITIAL SYSTEM BASE AND OPTIONAL SOFTWARE PACKAGES (CONT.)

FEATURE/
MASTER PKG         S/W PACKAGE     DESCRIPTION
----------         -----------     -----------
CRDS0002                           TCAP BASED CARD SERVICES
                                   CI Command TESTSS
                                   TCAP Based TCN
UTRS0001                           ROUTING
                                   Carrier ID Code Routing


December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                        VIII. DMS-500 OPTIONAL FEATURES

1.0      DMS-500 INITIAL SYSTEM OPTIONAL FEATURES

1.1      DMS-500 INITIAL SYSTEM INTEREXCHANGE OPTIONAL SOFTWARE PACKAGES

         The following represents the DMS-500 LLT0B005 base and optional software packages that are not included in the price of a DMS-500 Initial System Model A, Model B and Model C, ("Standard Features"). The following is a list of Software only (not included in the Schedule A Initial System(s); this list does not include any/all required Equipment to provide feature functionality.

FEATURE/
MASTER PKG     S/W PACKAGE   DESCRIPTION                              LIST PRICE
----------     -----------   -----------                              ----------
CRDS0003                     MCCS, MVP CARD SERVICES                  $ 50,000
                             MCCS, Mechanized Voice Prompts
NSER0002                     TCAP BASED AUTHCODE AND
                             ACCOUNT CODE VALIDATION                  $ 20,000
                             TCAP Based Account Code and
                               Private Speed Validation
                             TCAP Based Authorization Code
                               Validation
CAIN0200                     CARRIER AIN EXTENSION PARAMETERS         $ 50,000
                             Carrier AIN Extension Parms.
CAIN0300                     CARRIER AIN SCP SIMULATOR                $ 30,000
                             Carrier AIN SCP Simulator
CAIN0400                     CARRIER AIN TEST QUERY                   $ 30,000
                             Carrier AIN Test Query
CAIN0500                     CARRIER AIN CUSTOMIZED
                             DIALING PLAN TRIGGER                    $ 100,000
                             Carrier AIN Customized Dialing
                               Plan Trigger
CAIN0501                     CARRIER AIN SPECIFIC DIGIT
                             TRIGGER                                 $ 100,000
                             Carrier AIN Specific Digit Trigger

December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                        VIII. DMS-500 OPTIONAL FEATURES

1.2      DMS-500 INITIAL SYSTEM LOCAL OPTIONAL SOFTWARE PACKAGES (CONT.)


Feature/
Master Pkg      S/W Package     Description                                             List Price
----------      -----------     -----------                                             ----------
Automatic Call Distribution
---------------------------
ACD00001                        Meridian ACD Base                                       $      0
                ACD00001-V1     ACD Base per Line Fee                                   $    500
                ACD00001-V2     ACD Base per ACD Group Fee                              $  5,000
ACD00005                        ACD Management Information Sys                          $      0
                ACD00005-V1     ACD MIS per ACD Line Fee                                $    250
ACD00006                        ACD Enhanced                                            $ 52,000
ACD00004                        ACD Networking first 100 Lines                          $105,000
                ACD00004-V1     ACD Ntwking Per ACD Line Fee after
                                first 100 lines                                         $  1,300
ACD00009                        ACD Networking on CCS7                                  $      0
                ACD00009-V1     ACD Ntwking on CCS7 per ACD Line                        $    400
ACD00010                        ACD Networking on PRI                                   $      0
                ACD00010-V1     ACD Ntwking on PRI per ACD Line                         $    400
ACD00002                        CompuCALL Base                                          $      0
                ACD00002-V1     CompuCALL per SVC Fee                                   $  7,500
ACD00007                        CompuCALL for ACD                                       $      0
                ACD00007-V1     CompuCALL for ACD per SVC fee                           $ 42,000
ACD00008                        Centrex Coordinated Voice and Data                      $      0
                ACD00008-V1     Centrex CVD per CTX Line Fee                            $  5,000

Advanced Intelligent Networking (AIN)
------------------------------------
AIN00002                        AIN Essentials Release 0.1                              $700,000
AIN00001                        AIN Primer                                              $      0
                AIN00001-A1 A   IN Primer Annual Fee                                    $ 80,000

Datapath
--------
DTP00001                        Datapath                                                $ 17,500
DTP00002                        CLASS on Datapath 1st 100 Datapath Lines                $  4,000
                DTP00002-V1     CLASS on DTP each addtl. 100 Lines                      $  1,000
DTP00003                        Data Call Tester                                        $      0



December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                        VIII. DMS-500 OPTIONAL FEATURES

1.2      DMS-500 INITIAL SYSTEM OPTIONAL SOFTWARE PACKAGES (CONT.)

FEATURE/
MASTER PKG         S/W PACKAGE   DESCRIPTION                         LIST PRICE
----------         -----------   -----------                         ----------
DIALABLE WIDEBAND-SERVICES
--------------------------
NIO00004                         NIO DIALABLE WIDEBAND SVC BASE        $ 50,000
                   NIO00004-Vl   NIO DWS per Access Loop Fee           $ 11,500
NIO00023                         NI0 INTERTOL ISUP & SS7               $200,000
NIO00027                         NIO DWS FLEXIBLE ACC                  $ 71,500
NIO00028                         NIO DWS CARRIER ACC                   $200,000

EMERGENCY NUMBER-SERVICES
-------------------------
ENS00002                         ENS ACD PSAP                          $ 47,000
                   ENS00002-VI   ENS ACD per Agent Fee                 $  2,000
ENS00003                         ENS STANDARD SELECTIVE ROUTINGDB      $145,000

EQUAL ACCESS
------------
EQA00003                         EQA CELULAR INTRCNECT-EO              $ 15,000
EQA00004                         EQA CELLULAR INTERCONNECT-TANDEM      $ 25,000
EQA00007                         EQA EA ALT SW POINT                   $ 35,000
EQA00010                         EQA ENWATS OPRATN(POTS)               $ 20,000
EQA00011                         EQA EQUAL ACCESS OSS                  $  8,000
EQA00005                         EQA INTERMEDIATE TANDEM               $ 20,000
EQA00012                         EQA C7ISUP INTERLATA CONN AT          $120,000

LATA EGUAL ACCESS SYSTEM
------------------------
LEA00001                         LEAS TOLL 1ST 50K DIRECTORY NO        $145,000
                   LEA00001-V1   LEAS Toll each addtl 10K DN's         $ 20,000
LEA00002                         LEAS LOCAL                            $ 22,500

MERIDIAN DIGITAL CENTREX
------------------------
MDC00034                         MDC PRO ENHANCED WATS                 $ 20,000
MDC00018                         MDC PRO MDR VIA AMA STREAM            $ 20,000
MDC00002                         MDC MERIDIAN SPECIAL ATTENDANT
                                 CONSOLE                               $ 21,733
MDC00012                         MDC TAILORED MDC 1                    $ 26,500
NMC00013                         MDC TAILORED MDC 2                    $ 40,000
MDC00016                         MDC TAILORED NTWK ADDRESS
                                 REGISTERS                             $ 50,000
MDC00035                         MDC TEEN SERVICE                      $      0
                   MDC00035-VI   MDC Teen Svc per 100 Line Fee         $  5,000
MDC00033                         MDC NAME/NUMBER
                                 BLOCKING                              $ 15,000
NMC00005                         MDC MBG MINIMUM                       $ 73,500
MDC00006                         MDC MBG STANDARD                      $175,000
MDC00011                         MDC PRIVATE VIRTUAL NTWKING           $195,000
MDC00036                         MDC SMDR FOR PVN                      $ 15,000


December 3, 1996

                                                       MIDCOM Product Attachment
                                   SCHEDULE A
                        VIII. DMS-500 OPTIONAL FEATURES

1.2      DMS-500 INITIAL SYSTEM OPTIONAL SOFTWARE PACKAGES (CONT.)



Feature/
Master Pkg              S/W Package             Description                     List Price
----------              -----------             -----------                     ----------

National ISDN NI0-NI1

NIO00007                                        NIO ISDN BASE (Reqd all ISDN)   $ 68,500
                        NIO00007-VI             ISDN Base Per 100 ISDN Lines    $    500
                        NIO00007-V2             ISDN Base per 1B+D Line fee     $    100
                        NIO00007-V3             ISDN Base per 2B+D Line Fee     $    250
NIO00008                                        NIO NI-1 BRI                    $251,000
                        NIO00008-VI             NI0 NI-1 BRI per LCMI fee       $  7,200
NIO00009                NIO NI-1 BRI            Enh. Maintenance                $ 68,000
NIO00022                                        NIO ISDN PRI Base               $ 30,000
                        NIO000022-VI            NIO ISDN PRI Base per PRI
                                                link fee                        $  2,000
NIO00011                                        NIO NI-1 PRI                    $ 66,500
                        NIO00011-VI             NIO NI-1 PRI per link fee       $  4,800
NIO00012                                        NIO NI-1 PRI Interworking with
                                                4ESS/5ESS                       $ 50,000
NIO00013                                        NIO NI-1 PRI Networking         $ 28,000
                        NIO00013-VI             NIO NI-1 PRI Ntwking per link   $  3,750
                                                DataSPAN                        $      0
NIO00002                NIO00002-VI             DataSPAN per LPP fee            $ 20,000
NIO00010                                        NIO NI-1 Packet Services        $ 75,000

Remote services

BAS00012                                        BAS Remote                      $ 22,500
                        BAS00012-V1             BAS Remote per Remote Fee       $  5,500
                        BAS00012-V2             BAS Remote per LCM Fee          $    700
BAS00009                                        BASE RSC-S Sync                 $ 30,000
                        BAS00009-V1             BAS Remote per RSCS Fee         $120,000

Residential enhanced services

RES00001                                        RES Access Management           $  8,000
RES00002                                        RES Adv. Custom Calling Feat.   $ 12,500
                        RES00002-V1             RES ACCF per 100 lines          $  2,500
RES00011                                        RES Unvsl Access to CLASS
                                                First 5K Equipped Lines         $115,500
RES00013                                        RES Ext. Bridged Services       $  7,500
RES00014                                        RES Call Wake-up Service        $  5,000
                        RES00014-V1             RES CWUS per 100 RES Lines      $  2,000
RES00015                                        RES Sub. Activated Call         $ 20,000
                                                Blocking
RES00016                                        RES Expansion Services          $ 20,000
RES00018                                        RES & MDC Warm Line             $  5,000
RES00003                                        RES Display Funct. & Privacy    $ 30,000
                        RES00003-V1             Per 100 CLASS Lines Fee         $  1,500






December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                        VIII. DMS-500 OPTIONAL FEATURES

1.2     DMS-500 INITIAL SYSTEM OPTIONAL SOFTWARE PACKAGES (CONT.)


FEATURE/
MASTER PKG.                     S/W PACKAGE             DESCRIPTION                     LIST PRICE
-----------                     -----------             -----------                     ----------
Residential Enhanced Services Cont.
-----------------------------------
RES00021                                                RES ANONYMOUS CALLER REJ.       $30,000
                                RES00021-V1             Per 100 CLASS Lines Fee         $ 3,000
RES00022                                                RES CALLING NAME DELIVERY BLK   $ 8,000
RES00023                                                RES CALLING NAME DISPLAY SW.    $20,000
RES00024                                                RES VSLE & CALL LOGGING         $50,000
RES00025                                                RES CALL WAITING DISPLAY        $     0
                                RES00025-V1             Per 5K equipped switch lines    $15,000
RES00026                                                RES ENH. CALL WAITING DISPLAY   $     0
                                RES00026-V1             Per 5K equipped switch lines    $10,000
RES00027                                                RES VISUAL MSG. WAITING         $10,000
RES00004                                                RES INTERFACE FUNCTIONALITY     $75,000
                                RES00004-V1             RES I/F Funct. per 25 LINKS     $10,000
RES00028                                                RES BULK CALL LINE ID FIRST
                                                        50 LINKS                        $20,000
                                RES00028-V1             RES BCL ID each addtl 25 link   $10,000
RES00039                                                RES SMDI CLID SUPPRESSION       $24,000
RES00029                                                RES AUTOMATIC RECALL            $ 5,000
RES00030                                                RES CUSTOMER TRACING            $ 3,500
                                RES00030-V1             RES CT per 100 Class Lines      $ 1,500
RES00031                                                RES CUSTOMER TRACING ENHANCED   $ 3,500
RES00032                                                RES SELECTIVE CALL FORWARD      $10,000
                                RES00032-V1             RES SCF per 100 Class Lines     $ 1,500
RES00033                                                RES SELECTIVE CALL REJECTION    $10,000
RES00034                                                RES DIST. RINGING CALL WAITING  $10,000
                                RES00034-V1             RES DRCW per 100 Class Lines    $ 3,000
RES00035                                                RES SELECTIVE CALL ACCEPTANCE   $     0
                                RES00035-V1             RES SCA per 100 SCA lines       $ 3,000
RES00007                                                RES SIGNALING, ROUTING
                                                        AND OAM                         $20,000


1.3     DMS-500 SYSTEM OPTIONAL FEATURES -- PRICING

        Refer to Section VII of this Product Attachment for DMS-500 Optional Software Pricing Discounts.



December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                          IX. DMS-250 STANDARD FEATURES

I.     DMS-250 INITIAL SYSTEM STANDARD FEATURES

1.1  DMS-250 INITIAL SYSTEM BASE AND OPTIONAL SOFTWARE PACKAGES

The following represents the DMS-250 UCS05 base and optional Software packages that are included in the price of a DMS-250 Initial System Model D, Model E and Model F, ("Standard Features"). The following is a list of Software only included in the Schedule A DMS-250 Initial System(s); this list does not include any/all required Equipment to provide feature functionality.

FEATURE/
MASTER PKG     S/W PACKAGE     DESCRIPTION
----------     ------------    -----------
UCS00005                       UCS TANDEM SERVICES BASE
--------                       ------------------------
               NTX292BA        Enhanced Security-without Password Encryption
               NTX702BB        DMS-500 Universal Master Package (UCS)
               NTX000AA        Bilge
               NTX001AA        Common Basic
               NTX048AA        Synchronization
               NTX051AA        Automatic Trunk Testing
               NTX053AA        Maintenance Assistance Package
               NTX055AA        Trunk Test Position (TTP)
               NTX055AB        TTP Digit Verification
               NTX055AC        TTP Transmission Measurement
               NTX056AA        Enhanced Administration
               NTX060AB        Network Management
               NTX060BB        Network Management - Enhanced
               NTX072AA        International Direct Distance Dialing (IDDD)
               NTX074AA        Disk Data Storage Storage System
               NTX085AA        Traffic Separation Peg Count
               NTX087AA        Traffic Separation Usage
               NTX088AA        Traffic Separation Report
               NTX099AA        Operational Measurements Enhancements
               NTX122AA        OM Call Attempts Summary
               NTX136AA        Automatic Transmission Measuring System
               NTX202AA        DMS-250 Operational Measurements on Tape
               NTX203AA        DMS-250 104 Testlines
               NTX220BA        DMS-250 Base Package (Type II)
               NTX221BA        DMS-250 Call Detail Recording (Type II) Billing
               NTX222BA        DMS-250 Call Processing (Type II)
               NTX227BA        DMS-250 Time Of Day Routing
               NTX228BA        DMS-250 DCM Channel Unit Cross Reference
               NTX230BA        DMS-250 Speed Numbers (Public/Private)
               NTX231BA        DMS-250 Incoming Exclusion
               NTX234BA        DMS-250 Authcodes (Type II)
               NTX235BA        DMS-750 Restricted Usage By Date and Time
               NTX236BA        DMS-250 Alternate Trunk Group Treatments
               NTX239BA        DMS-250 Translation Verification
               NTX244AB        Enhanced Sequential Trunk Hunting
               NTX269AA        Universal Tone Receivers
               NTX270AA        New Peripheral Maintenance Package
               NTX291AA        Enhanced Real Time Indicator
               NTX321BA        DNIS-250 Generic Offnet Access Trunks (FG-B)


December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                         IX. DMS-250 STANDARD FEATURES

1.1      DMS-250 INITIAL SYSTEM BASE AND OPTIONAL SOFTWARE PACKAGES (CONT.)

FEATURE/
MASTER PKG     S/W PACKAGE     DESCRIPTION
----------     ------------    -----------
UCS00005                       UCS TANDEM SERVICES BASE
--------                       ------------------------
               NTX702BB        DMS-250 Universal Master Package (UCS)
               NTX342BA        DMS-250 Equal Access Base Package (FG-D)
               NTX343BA        DMS-250 Equal Access (Type II) - ANI Scrn
               NTX347AA        DMS Base Data Communication Software
               NTX351BA        DMS-250 Automatic Trunk Routining
               NTX445AB        Operational Measurement Selective Output
               NTX738AC        Switch Performance Monitoring System (SPMS)
               NTX801AA        Toll Features I
               NTX827AA        New Peripherals Performance Measurements
               NTX903AA        Transmission Measurements
               NTXA11AA        Patch Administration & Downloading via X.25
               NTXG22AA        DMS-250 UCS Outgoing FG-D Enhancements
               NTXG24AA        DMS-250 Integrated Echo Cancellor
               NTXJ35AA        Maintenance Managers Report
               NTXL02AA        DMS-250 UCS Dialing Plan Enhancements
               NTXL05AA        DMS-250 Roaming PINs
               NTXL79AA        DMS-250 XPM+ for DTC7/DTCI
               NTXR34AB        XPM Plus Basic
               NTXR42AA        Firmware Downloading
               NTXG18AA        DMS-250 Safe Store TAP (X.25 Applications)
               NTXM70AA        UCS Tandem Services Base
               NTX065AA        Service Analysis
               NTX142AA        DS-1 64 KBPS Clear
               NTX143AA        DS-1 ESF
               NTX167AB        CCS7 Trunk Signalling
               NTX226BA        DMS-250 ATB by NPA Using Operational Meas.
               NTX232BA        DMS-250 ATB by NPA Using Logs
               NTX233BA        DMS-250 Off Hook Queuing
               NTX237AA        DMS-250 Nailed Up Connections
               NTX340BA        DMS-250 Adaptive Routing
               NTX346BA        DMS-250 Intra Lata Intra State Screening
               NTX361BA        DMS-250 CCS7 IMTS
               NTX368BA        DMS-250 Multiple Authcode Sets
               NTX437AA        Random Conditional Routing
               NTX550AA        CCS7 Transaction Service Support
               NTX836AA        LPP V.35 Subrate Links
               NTX839AB        LPP Enhanced Maintenance and Bert
               NTX840AA        LIU7 Gateway Message Screening
               NTX882AA        Bit Error Ratio Indicator for Toll Switches
               NTX883AA        Inter Office Trunk Bit Error Rate
               NTX885AB        Switch Pat Diagnostics
               NTX945AA        MS Base Link Maintenance
               NTXA67AA        Extended XPM Diagnostics
               NTXE01AA        Enhanced Network Basic (ENET)


December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                         IX. DMS-250 STANDARD FEATURES

1.1    DMS-250 INITIAL SYSTEM BASE AND OPTIONAL SOFTWARE PACKAGES (CONT.)

FEATURE/
MASTER PKG     S/W PACKAGE     DESCRIPTION
----------     ------------    -----------
UCS00005                       UCS TANDEM SERVICES BASE
--------                       ------------------------
               NTXM70AA        UCS Tandem Services Base Cont.
               NTXE32AA        CCS7 Preventative Cyclical Retransmission
               NTXE65AA        MPC X25 Interface
               NTXE98AA        High Speed MPC
               NTXF05AA        Ethernet Interface Unit
               NTXF19AA        TCP/IP Protocols
               NTXF20AA        LMS on LPP
               NTXF71AB        SuperNode Enhanced Messaging
               NTXG10AA        DMS-500 CNS CCITT 1984 X.25 Datacom
               NTXG13AA        DMS BASE Data Access Interface Session
               NTXG18BA        DMS-250 Safe Store Tap
               NTXG20AA        DMS-250 SS7 FG-D
               NTXG28AA        DMS-250 Enhanced COS Screening
               NTXG34AA        DMS-250 Trunk Group and CLLI name analysis
               NTXG35AA        DMS-250 Paystation Pretranslator
               NTXG42AA        DMS-250 SS7 IMT Terminations to DTU
               NTXG46AA        DMS-250 Direct Termination Service
               NTXG49AA        DMS-250 UCS SS7 UCP (Base ISUP)
               NTXJ40AA        LIU7 Gateway Verification Tools
               NTXJ41AA        CCS7 Test Tools
               NTXJ44AA        SLM File System
               NTXJ94AA        Mandatory Parallel AMA
               NTXL01AB        DMS-250 UCS Account Code Screening Enh.
               NTXL03AA        DMS-250 UCS to USP ISUP Interworking
               NTXL04AA        DMS-250 UCS SS7 Intra/Inter Networking
               NTXL08AA        DMS-250 UCS X.25 Transport
               NTXL09AA        DMS-250 UCS PRA
               NTXL11AA        DMS-250 UCS to MCI ISUP Interworking
               NTXL12AA        DMS-250 UCS to FGD ISUP Interworking
               NTXL14AA        DMS-250 UCS International Partitioning
               NTXL47AA        DMS-250 Lower Layer Compatibility
               NTXN16AA        Enhanced Dram
               NTXN18AA        FBUS LIU Base
               NTXN19AA        LIU7 for LPP Based CCS7 Applications
               NTXN68AA        XPM Broadcast Patching
               NTXN83AA        LIS Common
               NTXP10AA        Network Module Software
               NTXP13AA        Enet Switch Path Diagnostics
               NTXP14AA        Dirp Parallel Storage Size Increase
               NTXQ51AA        MS SR512 Lis Controller
               NTXR70AA        CM Base for OPC
               NTXR72AA        CCS7 MTP/SCCP for LPP
               NTXS11AA        File Transfer Protocol


December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                         IX. DMS-250 STANDARD FEATURES

1.1     DMS-250 INITIAL SYSTEM BASE AND OPTIONAL SOFTWARE PACKAGES (CONT.)

FEATURE/
MASTER PACKAGE     S/W PACKAGE     DESCRIPTION
--------------     -----------     -----------
UCS00005                           UCS TANDEM SERVICES BASE
                   NTXM70AA        UCS TANDEM SERVICES BASE CONT.
                   NTXX26AA        DMS-250 UCS X.25 Data Transport
                                   Enhancements
                   NTXX30AA        UCS Enhanced Dialing Plan Phase II
                   NTXX32AA        Enhanced PANI on UCS
                   NTXX42AA        Disallow Reorigination on EANT FG-D
                                   Trunks
CRDS0001                           CARD SERVICES
                                   Calling Card
                                   Enhanced Calling Card
                                   TCN Log Enhancements
                                   MCCS Dedicated
CRDS0002                           TCAP BASED CARD SERVICES
                                   CI Command TESTSS
                                   TCAP Based TCN
N00R00001                          N00 ROUTING
                                   N00 Routing
                                   Info Digit 24 Functionality
N00R00002                          N00/NXX TCAP SERVICES
                                   TCAP Based N00 Routing
                                   TCAP Based NXX Dialing Plan
                                   Auto Code Gapping
                                   N00 TCAP Route Advance
NSER0001                           NETWORK SERVICES
                                   ANI Delivery on DALTIE
                                   STS/Netinfo Mapping
NSER0003                           INTER/INTRA IMT Support
                                   Inter/Intra IMT Support
NPRI0001                           NETWORK INTERFACES PRI
                                   PRI D-Channel Backup
                                   Access Transport
UDWS0001                           UCS DWS
                                   DWS FG-D ISUP
                                   DWS IMT ISUP
                                   DWS PRI
UTRS0001                           ROUTING
                                   Carrier ID Code Routing

December 3, 1996

                                                       MIDCOM Product Attachment

                                   SCHEDULE A
                          X. DMS-250 OPTIONAL FEATURES

1.0     DMS-250 INITIAL SYSTEM OPTIONAL FEATURES - INTEREXCHANGE

The following represents the DMS-250 UCS05 optional InterExchange Features ("DMS-250 Optional Feature - InterExchange") that are not included in the DMS-250 Initial System Models D, E or F. Such DMS-250 Optional Feature - InterExchange may be ordered by Buyer for the DMS-250 Initial System Models D, E and F or with a Software Upgrade at the fees specified below.

FEATURE/
MASTER PKG     S/W PACKAGE     DESCRIPTION                          LIST PRICE
----------     -----------     -----------                          ----------
CRDS0003                       MCCS MVP CARD SERVICES                 $ 50,000
                               MCCS Mechanized Voice Prompts
NSER0002                       TCAP BASED AUTHCODE AND
                               ACCOUNT CODE VALIDATION                $ 20,000
                               TCAP Based Account Code and
                                 Private Speed Validation
                               TCAP Based Authorization Code
                                 Validation
CAIN0200                       CARRIER AIN EXTENSION PARAMETERS       $ 50,000
                               Carrier AIN Extension Parms.
CAIN0300                       CARRIER AIN SCP SIMULATOR              $ 30,000
                               Carrier AIN SCP Simulator
CAIN0400                       CARRIER AIN TEST QUERY                 $ 30,000
                               Carrier AIN Test Query
CAIN0500                       CARRIER AIN CUSTOMIZED
                               DIALING PLAN TRIGGER                  $ 100,000
                               Carrier AIN Customized Dialing
                                 Plan Trigger
CAIN0501                       CARRIER AIN SPECIFIC DIGIT
                               TRIGGER                               $ 100,000
                               Carrier AIN Specific Digit Trigger

1.1      DMS-250 SYSTEM OPTIONAL FEATURES - INTEREXCHANGE PRICING

         Refer to Section V of this Product Attachment for DMS-250 Optional Software Pricing Discounts.


December 3, 1996

                                                              Product Attachment
                                                                         Page 13

                                   SCHEDULE B
                              SERVICES AND CHARGES

ENGINEERING

1. Nortel shall engineer each System furnished hereunder in accordance with Nortel's engineering practices applicable to such Initial System at the time such engineering is performed.

2. Nortel's charges for engineering each Initial System are included in the prices and fees for the Initial System set forth in Schedule A.

3. The provision of any other engineering by Nortel and the charges associated therewith shall be as subsequently agreed in writing by Nortel and Buyer.

INSTALLATION

1. Nortel shall install each Initial System furnished hereunder at the applicable Installation Site in accordance with Nortel's installation practices applicable to such Initial System at the time such installation is performed.

2. Nortel's charges for performance of such installation are included in the prices and fees for the Initial System set forth in Schedule A.

3. The provision of any other installation by Nortel and the charges associated therewith shall be as subsequently agreed in writing by Nortel and Buyer.

TRAINING

1. As applicable, with each Initial System or DMS-250 to DMS-500 Upgrade furnished hereunder, Nortel shall provide to Buyer at no additional charge the following number of training days at Nortel's Training Center currently located in Raleigh, North Carolina:

                 Initial System Model A through C, one hundred (100) days. Initial System Model D through F, fifty (50) days. DMS-250 to DMS-500 Upgrade, fifty (50) days.

       (Note: Initial System models are defined in Schedule A, Section II, as appropriate.)

       Such training shall be in any of the courses scheduled to be provided at that Training Center as set forth in NTI's applicable Technical Training Course catalog with respect to the Products described in Schedule A to this Attachment.

                                                              Product Attachment
                                                                         Page 14

2. Buyer shall be responsible for the payment of all travel and living expenses of its employees whom Buyer sends to receive such training.

3. Additional Training in such courses shall be provided by Nortel to Buyer subject to availability and scheduling of such courses. NTI may change the schedule of such courses at any time. Such additional training shall be provided at NTI's then-current charges.

4. All training provided by NTI shall consist of such materials and cover such subject as NTI in its sole discretion determines to be appropriate. Nortel makes no representation concerning the ability of anyone to satisfactorily complete any training.

5. Nortel may add to, or delete from, the subject matter and or medium of any of the training courses which NTI provides. In addition, NTI may reschedule such courses as NTI determines to be appropriate.

6. The availability of any training to Buyer as set forth above shall be subject to any prerequisites identified by NTI in its training catalog or other documentation with respect to such training.

ADDITIONAL SERVICES

1. All other services to be furnished hereunder shall be subject to written agreement of the parties which shall set forth the terms and conditions applicable to the provision of such services and a description of such services and the charges for such services.

                                                              Product Attachment
                                                                         Page 15
                                   SCHEDULE C
                                    DELIVERY

The delivery schedule shall be mutually agreed to by the parties and set forth in any Order for Products.

                                                              Product Attachment
                                                                         Page 16

                                   SCHEDULE D
                                 DOCUMENTATION

Certain documentation with respect to the Products may be made available to Buyer on CD-ROM pursuant to the terms and conditions set forth below.

In addition, Nortel may furnish to Buyer such other documentation with respect to the Products as Nortel deems appropriate.

HELMSMAN TERMS AND CONDITIONS

1.  DEFINITIONS

"CD-ROM" shall mean a compact disk with read-only memory.

"CD-ROM Software" shall mean the computer programs which provide basic logic, operating instructions or user-related application instructions with respect to the retrieval of CD-ROM Documentation, along with the documentation used to describe, maintain and use such computer programs.

"CD-ROM Documentation" shall mean the documentation that Nortel makes available to its customers on CD-ROM with respect to DMS-250, DMS-300, and/or DMS-STP Systems.

2.  SCOPE

With the delivery of each Initial System ordered by Buyer, Nortel shall deliver a CD-ROM on which the appropriate CD-ROM Documentation is contained and a user manual which shall set forth the procedures by which Buyer may use the CD-ROM Software to access to the CD-ROM Documentation.

Buyer shall be solely responsible for obtaining, at its cost and expense, any computer or other equipment and software required to use the CD-ROM, CD-ROM Software and/or CD-ROM Documentation.

Buyer may order additional CD-ROMs from Nortel at Nortel's then current fees therefor, and any such additional CD-ROMs shall be subject to these terms and conditions.

3.  LICENSE

Upon delivery of the CD-ROM, Nortel shall grant to Buyer a non-exclusive, non-transferable and non-assignable license, subject to these terms and conditions: